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                                                                    Exhibit 10.9


                           PENHALL INTERNATIONAL, INC.
                            AND AFFILIATED COMPANIES
                     EMPLOYEES' PROFIT SHARING (401(k)) PLAN
                               AND TRUST AGREEMENT


                  WHEREAS, PENHALL COMPANY, a California corporation, heretofore established the PENHALL COMPANY AMENDED PROFIT SHARING PLAN (hereinafter referred to as the "Plan") and, in connection therewith, established a trust fund (hereinafter referred to as the "Trust"), by executing a plan and a trust instrument (hereinafter referred to as the "Agreements");

                  WHEREAS, PENHALL INTERNATIONAL, INC., a California corporation (hereinafter referred to as the "Sponsoring Company"), subsequently assumed sponsorship of the Plan and now maintains the Trust; and

                  WHEREAS, the Sponsoring Company desires to amend and restate the Agreement to include certain of the provi sions now required to be included in the Plan as a result of the enactment of new laws and to enable certain Affiliated Companies (as hereinafter defined) to adopt the Plan and to make contributions to the Trust;

                  NOW, THEREFORE, the Sponsoring Company hereby amends the Plan to read as hereinafter set forth, effective July 1, 1989:



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                                    ARTICLE I

                     PURPOSE OF PLAN AND TRUST; DEFINITIONS


1.1 - Purpose.

          This Plan and Trust, which shall be known as the PEN HALL INTERNATIONAL, INC. AND AFFILIATED COMPANIES Employees' Profit Sharing (401(k)) Plan and Trust, are designed and intended to qualify as a qualified plan and trust under the applicable provisions of the Code.

1.2 - Definitions.

          (a) "Accounts" means the accounts established and maintained for the Participants pursuant to the provisions hereof.

          (b) "Accrued Benefit" means the sum of the balances of a Participant's Company Contributions and Matching Contribu tions Accounts.

          (c) "Act" means the Employee Retirement Income Security Act of 1974, as modified by any subsequent amend ments thereto.

          (d) "Adjustment Factor" means the cost of living ad justment factor prescribed by the Secretary of the Treasury pursuant to the provisions of
Section 415(d) of the Code for years beginning after December 31, 1987.

          (e) "Adopting Company" means the Sponsoring Company and each Affiliated Company which has adopted the Plan.

          (f) "Affiliated Company" means any corporation which, together with the Sponsoring Company, constitutes an Af filiated Service Group, a controlled group of corporations as defined in Section 414(b) of the Code as modified by
Section 415(h) of the Code, a trade or business, (whether incorporated or not) which, together therewith, are under common control as defined in Section 414(c) of the Code as modified by Section 415(h) of the Code, and any other entity required to be aggregated with the Sponsoring Company pursuant to regulations under Section 414(o) of the Code.

          (g) "Affiliated Service Group" means:

              (1) A group of organizations consisting of a Service Organization
                  (the "First organization") and one or more of the following:

                  (A) Any Service Organization which:

                      (i) is a shareholder or partner in the first organization, and

                      (ii) regularly performs services for the first
                           organization or is regularly associated
                           with the first


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                           organization in performing services for third
                           persons, and

                  (B) Any other organization if:

                      (i) a significant portion of the business of such organization is the performance of services (for the first organization, for organizations described in subpart (A) above, or for both) of a type historically performed in such service field by employees, and

                      (ii) Ten Percent (10%) or more of the interest in such
                           organization is held by persons who are officers, highly compensated employees, or owners of the first organization or an organization described in subpart
                           (A) above.

              (2) A group of organizations consisting of:

                  (A) An organization or group of "related organizations" which is performing, on a regular and con tinuing basis, management functions for one organization or group of "related organizations," and

                  (B) The organization or group of "related organizations"
                      described in subpart (A) above for which such functions are performed.

              As used hereinabove, the term "related or ganizations" shall be deemed to have the same meaning as the term "related persons" as used in Section 103(b)(6)(C) of the Code.

          (h) "Anniversary Date" means the last day of each Plan Year.

          (i) "Annuity Starting Date" means the first day of the first period for which an amount is payable if distribution of a Participant's benefit is to be made in the form of an annuity or as of which all events must occur to entitle a Participant or his Beneficiary to distribution of his benefit if distribution thereof is not to be made in the form of an annuity.

          (j) "Beneficiary" means the person last designated by a Participant pursuant to the provisions of Section 2.3 to receive the benefits, if any, payable in the event of his death.

          (k) "Calendar Year Elective Deferral Dollar Limitation" means Seven Thousand Dollars ($7,000), as adjusted by the Adjustment Factor.


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          (l) "Code" means the Internal Revenue Code of 1986, as modified by any subsequent amendments thereto.

          (m) "Committee" means the Committee established by an Adopting Company pursuant to the provisions of Article VII hereof, and, unless otherwise indicated, with respect to a particular Participant, the Committee of the Adopting Com pany by which such Participant is employed.

          (n) "Company Contributions Account" means the account established and maintained for each Participant to which any Salary Reduction Contributions made to the Plan on his behalf are credited.

          (o)     "Compensation" means:

                  (1) For purposes of computing the limitations on benefits and contributions under Section 415 of the Code, an Employee's wages, salary, fees for professional services and other amounts paid to or accrued for such Employee for personal services actually rendered for an Adopting Company for any Plan limitation year prior to July 1, 1991, and paid to or made available to such Employee for personal services actually rendered for the Company for any Plan limitation year beginning after June 30, 1991, specifically including but not limited to (A) commissions, (B) compensation based on a percentage of profits, (C) commissions payable with respect to insurance premiums, (D) tips, (E) bonuses, (F) in the case of any Self-Employed Individual, earned income, as defined in
                  Section 402(c)(2) of the Code, (G) earned income from sources outside of the United States, (H) amounts described in Sections 104(a)(3), 105(a) and 105(h) of the Code to the extent includable in gross income, (I) amounts described in
                  Section 105(d) of the Code, (J) amounts paid or reimbursed by an Adopting Company for moving expenses to the extent not deductible under Section 217 of the Code, (K) the value of any nonqualified stock option includable in gross income for the year during which such option is granted, (L) any amount includable in gross income as a result of making an election described in Section 83(b) of the Code and (M) reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury Regulation Section 1.62-2(c)), but shall not include (A) any contributions made to any deferred compensation plan which are not includable in gross income for the year in which contributed, (B) any contributions made to a simplified employee pension plan to the extent deductible by the Employee, (C) any distributions made under any deferred compensation plan, (D) any amount includable in gross income as a result of the exercise of a nonqualified stock option or the lapse of restrictions on any restricted stock or property which renders such

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                  stock or property freely transferable or no longer subject to any substantial risk or forfeiture, (E) any amount includable in gross income as a result of the exercise of any qualified stock option, (F) any other amounts accorded special tax favored treatment, such as premiums for group term life insurance to the extent not includable in gross income, or
                  (G) any contributions made towards the purchase of an annuity contract described in Section 403(b) of the Code, whether or not made pursuant to a salary reduction agreement.

                  (2) For purposes of computing benefits here under or contributions to the Plan, Compensa tion as defined in subsection (1) hereinabove, except that (A) items (H) through
                  (L), inclusive, described as specifically included in such definition and (B) the amount or cost of any other welfare benefit provided or paid for by an Adopting Company shall be excluded.

                  (3) For purposes of identifying Highly Com pensated Employees, Compensation as defined in subsection (1) hereinabove but without regard to the provisions of Sections 125, 402(a)(8), 402(h)(1)(B) and 403 of the Code.

                  (4) For Plan Years beginning after 1988, Compensation shall not exceed the "Compensation Limit." The "Compensation Limit" means $200,000, modified by the Adjustment Factor for years after 1989. Modifications in effect on January 1 of any calendar year shall be effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990. If the Plan determines Compensation on a period of time that contains fewer that 12 calendar months, then the applicable Compensation Limit shall be an amount equal to the Compensation Limit for the calendar year in which the compen sation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12. In applying the Compensation Limit, the rules of Section 414(q)(6) of the Code shall apply, except that the term Family Member shall include only the Participant's spouse and lineal descendants under age 19 as of the close of the applicable year. If as a result of the application of such rules the Compensation Limit is exceeded, then the Compensation Limit shall be prorated among the affected individuals in proportion to each such individual's Compensation prior to the application of this Compensation Limit. Notwithstanding any other provision of the Plan, the Compensation Limit shall not apply for any purpose prior to the Plan Year beginning in 1989.

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          (p) "Contract" means any individual or group annuity contract issued by an Insurer and acquired by the Trustee for the benefit of one or more of the Participants.

          (q) "Date of Employment" means the first day upon which an Eligible Employee is credited with an Hour of Service.

          (r) "Date of Re-employment" means the first day upon which a Former Participant is again credited with an Hour of Service.

          (s) "Effective Date" means July 1, 1973, as to PENHALL INTERNATIONAL, INC., July 1, 1989, as to each Affiliated Company which adopts the Plan concurrently herewith and the date specified as such in the Joinder Agreement whereby any other Affiliated Company subsequently adopts the Plan as to such other Affiliated Company.

          (t) "Eligibility Computation Period" means the twelve (12) consecutive month period beginning with a Participant's Date of Employment or Date of Re-employment.

          (u) "Eligible Employee" means each Employee of an Adopting Company other than Employees who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and an Adopting Company, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such Adopting Company or Companies.

          (v) "Employee" means any person who is employed by an Adopting Company, including Leased Employees.

          (w) "Entry Date" means, as to each Adopting Company, each July 1st and January 1st after the Effective Date of the Plan as to such Adopting Company.

          (x) "Family Member" means the spouse, lineal ancestors, lineal descendants and spouses of any lineal ancestors or descendants of (i) a Five Percent Owner or (ii) a Highly Compensated Employee who is among the Ten (10) Highly Compensated Employees receiving the greatest amount of Compensation during any Plan Year.

          (y) "Fiduciary" means any person who (i) exercises any discretionary authority or control with respect to the man agement of the Plan or control with respect to the manage ment or disposition of the assets thereof, (ii) renders any investment advice for a fee or other compensation, direct or indirect, with respect to any moneys or other property of the Plan, or has any discretionary authority or responsibility to do so, or (iii) has any discretionary authority or responsibility in the administration of the Plan, including any other persons (other than Trustees) designated by any Named Fiduciary to carry out fiduciary responsibilities, except to the extent otherwise provided by the Act.


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          (z) "Former Participant" means a Participant who has separated from the service of an Adopting Company and incur red one or more One Year Breaks In Service.

         (aa) "Highly Compensated Employee" means highly compensated active Employees and highly compensated former Employees.

                  A highly compensated active Employee includes any Employee who performs service for an Affiliated Company during the determination year and who, during the look-back year: (i) received Compensation from an Affiliated Company in excess of $75,000 (as adjusted by the Adjustment Factor); (ii) received Compensation from an Affiliated Company in excess of $50,000 (as adjusted by the Adjustment Factor) and was a member of the Top-Paid Group of Employees for such year; or (iii) was an officer of an Affiliated Company and received Compensation during such year that is greater than 50 percent of the dollar limitation in effect under Section 415(b)(1)(A) of the Code.

                  The term Highly Compensated Employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from an Affiliated Company during the determination year; and (ii) Employees who are 5 percent owners at any time during the look-back year or the determination year.

                  If no officer has satisfied the Compensation requirement of
(iii) above during either a determination year or a look back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

                  For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

                  A highly compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for an Affiliated Company during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

                  If an Employee is, during a determination year or look-back year, a Family Member of either a 5 percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of Compensation paid by an Affiliated Company during such year, then the Family Member and the 5 percent owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and Plan contributions equal to the sum of such Compensation and Contributions of the Family Member and 5 percent owner or top-ten Highly Compensated Employee.

                  The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in


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the Top-Paid Group of Employees, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

         (bb) "Hour of Service" means each hour for which (i) an Employee is paid or entitled to payment for the performance of duties for an Affiliated Company, (ii) an Employee is paid or entitled to payment for the non-performance of duties for an Affiliated Company, and (iii) back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Affiliated Company. However, an Employee shall not be credited with Hours of Service under both clause (iii) and (i) or (ii) of the foregoing sentence. Hours of Service for the non-performance of duties shall be credited in accordance with Department of Labor Regulation Section 2530.200b-2(b) and Hours of Service in general shall be credited to the applicable computation period in accordance with Department of Labor Regulation Section 2530.200b-2(c).

         (cc) "Inactive Participant" means any Employee or Former Employee who has ceased to be a Participant but for whose benefit an Account is maintained under the Plan.

         (dd) "Insurer" means any legal reserve life insurance company authorized to do business in the state of California selected by the Sponsoring Company's Committee from time to time to issue any Contract acquired hereunder.

         (ee) "Investment Manager" means any Fiduciary other than a trustee or Named Fiduciary (i) who has the power to manage, acquire or dispose of any asset of the Plan; (ii) who is (a) registered as an investment adviser under the Investment Advisers Act of 1940; (b) is a bank, as defined in such Act; or (c) is an insurance company qualified to perform the services described in clause
(i) hereof under the laws of more than one state of the United States; and (iii) has acknowledged in writing that he is a Fiduciary with respect to the Plan.

         (ff) "Joinder Agreement" means the separate document by which an Affiliated Company other than one which is a sig natory hereto on the date of the execution hereof subse quently adopts the Plan and specifies the Effective Date of the Plan as to such Affiliated Company.

         (gg) "Key Employee" means each Employee, Former Employee or Beneficiary thereof who, at any time during the current Plan Year or any of the four (4) immediately preced ing Plan Years, is or was (i) an Officer of an Adopting Company who has received annual Compensation greater than One Hundred Fifty Percent (150%) of the amount specified in Section 415(c)(1)(A) of the Code, as

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adjusted by the Adjustment Factor, for any of such Years beginning prior to
January 1, 1987, or Fifty Percent (50%) of the amount specified in Section 415(b)(1)(A) of the Code, as adjusted by the Adjustment Factor, for any of such Years beginning after December 31, 1986, (ii) among the ten (10) Employees owning or considered to own (within the meaning of Section 318 of the Code, as modified by Section 416 of the Code) the largest interests in an Adopting Company and who has received annual Compensation greater than the amount specified in Section 415(c)(1)(A) of the Code, as adjusted by the Adjustment Factor, for any of such Years, (iii) an Employee owning or considered to own Five Percent (5%) or more of an Adopting Company ("Five Percent Owner"), or (iv) an Employee owning or considered to own One Percent (1%) or more of an Adopting Company and receiving more than One Hundred Fifty Thousand Dollars ($150,000.00), as adjusted by the Adjustment Factor, of annual Compensation therefrom. Notwithstanding the foregoing, no more than Fifty (50) Employees or, if less, the greater of (i) three (3) or (ii) Ten Percent (10%) of the Employees of an Adopting Company excluding any Employees described in Section 414(q)(8) of the Code, shall be treated as officers; for the purposes of determining ownership under clauses (iii) and (iv), the provisions of Section 414(b), (c) and (m) of the Code shall not apply; and, for purposes of clause (ii), if two
(2) Employees own or are considered to own equal percentages of an Adopting Company, the Employee who has received the grea ter amount of Compensation shall be considered to own a lar ger interest such Adopting Company. Annual Compensation means Compensation as defined herein, but including amounts contributed by the Adopting Company pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code.

         (hh) "Leased Employee" means any person other than an Employee who has performed services for an Adopting Company or for an Adopting Company and a party determined to be a "related person" pursuant to the provisions of Section 414(n)(6) of the Code ("recipient") on a substantially full time basis for a period of at least one (1) year and such services are of a type historically performed by employees in the business field of the recipient pursuant to an agreement between the recipient and any other person ("leasing organization"). However, any contributions made or benefits provided by the leasing organization which are attributable to the services performed for the recipient shall be deemed to have been made or provided by the recipient. Notwithstanding the foregoing, a person who would otherwise be deemed to be a Leased Employee shall not be deemed to be an Employee if (1) such person is a participant in a money purchase pension plan providing for (A) a nonintegrated employer contribution of at least ten percent (10%) of compensation, as defined in SEction 415(c)(3) of the Code, but including any amounts contributed pursuant to a salary reduction agreement which are excludible from such employee's gross income under the provisions of Section 125, 402(a)(8), 402(h) or 403(b) of the Code, (B) immediate participation and (C) full and immediate vesting and (2) Leased Employees do not constitute more than twenty percent (20%) of the recipient's nonhighly compensated workforce.

         (ii) "Matching Contributions Account" means the account established and maintained for each Participant to which any Matching Company Contribution made to the Plan on his behalf is credited.

         (jj) "Maternity or Paternity Absence" means any period of time during which an Eligible Employee or Participant is absent from work by reason of pregnancy, the birth of a child thereto or adoption of a child thereby or for the purpose of caring for such child for a period beginning immediately following such birth or adoption.

         (kk) "Named Fiduciary" means the Fiduciary or Fiducia ries named herein who jointly or severally have the authority to control and manage the operation and adminis tration of the Plan.

         (ll) "Net Profit" means the amount of the taxable income of an Adopting Company for Federal Income Tax pur poses for any Plan Year before any deduction for any con tribution to be made to the Plan.

         (mm) Non-Highly Compensated Employee means an Employee who is neither a Highly-Compensated Employee nor a Family Member thereof.

         (nn) "Non-Key Employee" means each Participant who is not a Key
Employee.

         (oo) "Normal Retirement Age" means age sixty-five (65).

         (pp) "Normal Retirement Date" means the first day of the first month following the date upon which a Participant attains his Normal Retirement Age.

         (qq) "One Year Break In Service" means each Vesting and Eligibility Computation Period during which an Eligible Em ployee or Participant is not credited with more than Five Hundred (500) Hours of Service. However, subject to the conditions hereinafter set forth, for Plan Years beginning after August 23, 1984, an Eligible Employee or Participant shall be credited with the number of Hours of Service with which he or she would have been credited but for any absence from work constituting a Maternity or Paternity Absence or, if the number of such hours may not be determined, with eight (8) Hours of Service for each day of such absence. In general, any Hours of Service with which an Eligible Employee or Participant is so credited shall be credited only to the Eligibility or Vesting Computation Period during which such absence begins and only if he or she would otherwise incur a One Year Break In Service during such Period. However, if an Eligible Employee or Participant would not otherwise incur a One Year Break In Service during the Eligibility or Vesting Computation Period during which such Maternity or Paternity Absence begins, such Hours of Service shall be credited to the immediately succeeding Eligibility or Vesting Computation Period. Notwithstanding anything herein to the contrary, in no event shall any Eli gible Employee or Participant be credited with more than Five Hundred and One (501) Hours of Service in such Eligi bility or Vesting Computation Period as a result of the foregoing provisions or with any such Hours of Service un less he or she provides such information as may be reason ably required to establish that such absence constitutes a Maternity or Paternity Absence and the number of days of such absence qualifying as such on a timely basis.

         (rr) "Owner-Employee" means the owner of the entire interest in an unincorporated trade or business or a partner who owns more than Ten Percent (10%) of either the capital interest or profits interest in a partnership and, to the extent provided in applicable regulations, an individual who has been an Owner-Employee.

          (ss) "Participant" means an Eligible Employee of an Adopting Company who has satisfied the requirements for par ticipation in the Plan.

         (tt) "Party-In-Interest" means any person described in Section 3(14) of the Act, which description includes but is not limited to any Fiduciary, any person (including legal counsel) providing services to the Plan, an Adopting Company and the Employees thereof.

         (uu) "Plan" means the Employees' Profit Sharing (401(k)) Plan established by this Agreement and all subse quent amendments thereof.

         (vv) "Plan Year" means the twelve (12) consecutive month period beginning on each July 1st and ending June 30.

         (ww) "Self-Employed Individual" means, with respect to any taxable year, an individual who has earned income for such Year and, to the extent provided in applicable regula tions, includes any individual who would be self-employed but for the fact that his or her trade or business did not have any net profits for such year and any individual who has been a Self-Employed Individual for any prior taxable year.

         (xx) "Service Organization" shall mean an organization the principal purposes of which is the performance of ser vices.

         (yy) "Sponsoring Company" means PENHALL INTERNATIONAL, INC., a California corporation.

         (zz) "Top Heavy" means that the aggregate of the balan ces of the Company Contributions Accounts of all Key Em ployees of all Adopting Companies hereunder, including (i) any amounts distributed to any Participants, Former Participants or Beneficiaries thereof during the five (5) Plan Years ending on the immediately preceding Anniversary Date or, if the first Plan Year begins after December 31, 1983, as of the Anniversary Date thereof, and (ii) any contribution not actually made as of the Anniversary Date which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder, but excluding (i) any Rollover Contribution or similar transfer initiated by an Eligible Employee or a Participant, made after December 31, 1983, and to a plan maintained by an employer other than an Adopting Company or required to be aggregated with such Adopting Company pursuant to the provisions of Section 414(b), (c) or (m) of the Code, (ii) the value of the Company Contributions Account of each then Non-Key Employee of all Adopting Com panies who was previously a Key Employee and (iii) for Plan Years beginning after December 31, 1984, the value of the Company Contributions Account of any individual who has not performed any services for an Adopting Company or any other employer described in clause (i) hereinbefore at any time during the five
(5) Plan Years ending on such Anniversary Date, exceeds Sixty Percent (60%) of the aggregate of the balances of the Company Contributions Accounts of all Par ticipants (with the same inclusions and exclusions) as of such Anniversary Date. Moreover, the Plan shall be aggre gated with each other plan maintained by an Adopting Company in which a Key Employee participates or which enables the Plan to meet the requirements of Section 401(a)(4) or 410 of the Code and may be aggregated with any other plan main tained by an Adopting Company with which the Plan need not be so aggregated but which meets the requirements of said Sections of the Code when considered together therewith.

         (aaa) "Top Heavy Compensation" means the maximum amount of the Compensation of a Participant who is employed by an Adopting Company which may be taken into account dur ing any Plan Year the Plan is Top Heavy with respect to such Adopting Company for purposes of determining the amount of deductible contributions hereto (currently Two Hundred Thousand Dollars ($200,000)), as adjusted by the Adjustment Factor.

         (bbb) "Top-paid Group of Employees" means the Employees who, when ranked on the basis of Compensation, constitute the Twenty Percent (20%) of the Employees receiving the greatest Compensation for the Plan Year; provided, however, that Employees who (i) have not completed six (6) months of service,
(ii) normally work less than Seventeen and One-half (17-1/2) hours per week,
(iii) normally work less than six (6) months during the year, (iv) have not attained the age of twenty-one (21) years, (v) except to the extent provided in regulations, are Employees who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and an Adopting Company, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such Adopting Company or Companies, or
(vi) are non-resident aliens as defined in Section 414(q)(8)(F) of the Code shall be excluded for purposes of determining the number of such Employees.

         (ccc) "Trust" means the trust established and maintained pursuant to the provisions of this Agreement.

         (ddd) "Trust Fund" means the assets held by the Trustee hereof for and on behalf of the Plan and the Participants.

         (eee) "Trustee" means the person, persons or other en tities designated by the Sponsoring Company as the Trustee hereof and initially means Roger C. Stull.

         (fff) "Year of Service" for eligibility purposes means each Eligibility Computation Period during which an Eligible Employee is credited with at least One Thousand (1,000) Hours of Service and for benefit accrual purposes means each Plan Year during which a Participant is credited with at least One Thousand (1,000) Hours of Service. In determining the number of Years of Service with which an Eligible Employee or Participant is credited for eligibility and benefit accrual purposes, service with both the Sponsoring Company and any Adopting Company shall be taken into consideration and service with any predecessor to the Spon soring Company or an Adopting Company shall be taken into consideration if the Plan was established or maintained by such predecessor.

                                   ARTICLE II

                                 PARTICIPATION


2.1 - Commencement of Participation.

          Each Eligible Employee shall commence participation on the Entry Date coinciding with or immediately following the later of (a) the last day of his first Eligibility Compu tation Period for which he is credited with a Year of Service for eligibility purposes or (b) the date upon which he attains the age of twenty-one (21) years.

2.2 - Certification By Adopting Company.

          Within thirty (30) days after each Entry Date, each Adopting Company shall notify the Sponsoring Company's Com mittee, in writing, of the Eligible Employees employed thereby who have become eligible to participate in the Plan as of such Entry Date. Such notification shall be in such form and contain such information as the Sponsoring Company's Committee may specify and, except in the case of a possible mistake, need not be questioned by such Committee.

2.3 - Enrollment of Participant and Designation of Beneficiary.

          Each Eligible Employee shall, upon notification that he has become a Participant hereunder, designate a Bene ficiary, in writing, on a form provided by and filed with the Sponsoring Company's Committee. An unmarried Participant may, from time to time, change his Beneficiary without the consent of such Beneficiary by filing a new written designation with the Sponsoring Company's Committee. A married Participant may, from time to time, change his Beneficiary by filing a new written designation with the Sponsoring Company's Committee but, if such Participant desires to designate a party other than his spouse as a Beneficiary of all or any portion of the amount payable from the Plan upon his death, only with the written consent of his spouse. Any such written consent by a Participant's spouse shall be witnessed by a Notary Public unless it is established to the satisfaction of such Committee that such consent is not required as a result of a prior written con sent or cannot be obtained because such Participant is not married, because his spouse cannot be located or because of such other circumstances as may be prescribed in any regula tions promulgated under Section 417 of the Code. The Sponsoring Company's Committee, the Adopting Company by which such Participant is employed and the Trustee may rely upon the last designation so filed for purposes of making distribution of any amount payable hereunder as the result of a Participant's death.

2.4 - Duration of Participation.

          A Participant shall continue to participate during his subsequent employment with any Adopting Company until the date he separates from the service thereof for any reason ("Separation Date").

2.5 - Retirement.

          A Participant shall retire on his Normal Retirement Date unless he elects to continue in the employ of an Adopt ing Company beyond such date with the approval thereof.

2.6 - Reparticipation By Former Participant.

          A Former Participant shall again become a Participant on his subsequent Date of Re-employment.

2.7 - Ineligible Employees.

          An Employee who is not an Eligible Employee shall be come a Participant on the Entry Date coinciding with or next following the date such Employee first meets the re quirements specified in Section 2.1. A Participant who loses his status as an Eligible Employee and subsequently regains such status shall again become a Participant on the date he regains status as an Eligible Employee.

                                   ARTICLE III

                              COMPANY CONTRIBUTIONS


3.1 - Obligation.

          Prior to the execution hereof, the Sponsoring Company has paid to the Trustee the sum of at least One Hundred Dol lars ($100.00) as its initial contribution to the Trust and each Adopting Company shall, subject to its rights under Article X, make additional contributions for each Plan Year of the amount determined under Section 3.2.

3.2 - Adopting Company Contributions.

          Each Plan Year, each Adopting Company shall make a contribution to the Plan on behalf of each Participant em ployed thereby who has elected to have his Compensation re duced pursuant to the provisions of Section 4.1 hereof of the amount equal to the sum of (a) such Participant's Salary Reduction Amount (the "Salary Reduction Contribution") and (b) may, but shall not be required to, make an additional contribution (the "Matching Contribution"), whether or not such Adopting Company has current or accumulated Net Profits for such Year. The Salary Reduction Contribution, if any, made on behalf of each Participant shall be credited to his Company Contributions Account. Notwithstanding the foregoing, the Plan is designed and intended to qualify as a profit sharing plan for purposes of Section 401(a), 402 and 417 of the Code.

3.3 - Limitations on Contributions.

          The total amount of the contribution made to the Plan by any Adopting Company for any Plan Year shall not exceed Fifteen Percent (15%) of the Net Compensation of all Participants employed thereby for such Year. Moreover, the Net Compensation of each Participant taken into account for purposes of the computing the foregoing limitation shall not exceed Two Hundred Thousand Dollars ($200,000), as adjusted by the Adjustment Factor.

3.4 - Payment of Contributions.

          Each Adopting Company shall deliver its Salary Reduc tion Contributions to the Trustee at such time or times as may be convenient for such Adopting Company but in any case within forty-five (45) days of the date any such amounts are deducted from the Compensation of the Participants employed thereby. In addition, each Adopting Company shall deliver any Matching Contributions made thereby for any Plan Year to the Trustee but may do so on any date or dates selected by such Company so long as all of such contributions are so delivered to the Trustee within the time permitted by the Code to obtain a Federal income tax deduction for such Year. Any amount delivered to the Trustee after the last day of any Plan Year but within such time shall be treated as a contribution on account of such Year and as if delivered on the last day thereof provided such amount has either been designated as a contribution on account of or is claimed as a deduction for such Year.

                                   ARTICLE IV

                         PARTICIPANTS' SALARY REDUCTIONS


4.1 - Salary Reductions.

          Subject to the provisions hereinafter set forth in this Article IV, each Participant shall elect to have his Compensation for each Plan Year (or, if such Participant's Entry Date is any day other than the first day of a Plan Year, initially for the period beginning with his Entry Date and ending with the following Anniversary Date, and thereaf ter, for each Plan Year) reduced by such amount as he may select ("Salary Reduction Amount").

4.2 - Specification of Salary Reduction Amount.

          (a) Each Participant shall specify his Salary Reduction Amount in a written election delivered to the Adopting Company by which he is employed during the first Salary Reduction Election Period beginning immediately prior to his Entry Date. The term "Salary Reduction Election Period" means each thirty
(30) day period ending on each May 1st or December 1st subsequent to the Effective Date.

          (b) Each Participant shall specify his Salary Reduction Amount in the form of a percentage, in increments of one percent (1%), or, with the approval of the Adopting Company by which he is employed in accordance with a uniform and non-discriminatory policy, of a fixed dollar amount, of his Compensation for each regular payroll period.

4.3 - Modification of Salary Reduction Amount.

          A Participant may modify his Salary Reduction Amount only during a subsequent Salary Reduction Election Period or during such other periods as the Sponsoring Company, in ac cordance with a uniform and non-discriminatory policy, may specify from time to time. Any such modification shall be effective as of the first day of the first regular payroll period beginning at least fifteen
(15) days after the date upon which written notice of such modification is delivered by the Participant to the payroll or accounting department of the Adopting Company by which he is employed.

4.4 - Revocation of Salary Reduction Election.

          A Participant may revoke his election to have his Com pensation reduced at any time but shall not thereafter be entitled to make any subsequent election to again reduce his Compensation until the next succeeding Salary Reduction Election Period. Any such revocation shall be effective as of the first day of the first regular payroll period begin ning at least fifteen (15) days after the date upon which written notice of such revocation is delivered to the payroll or accounting department of the Adopting Company by which he is employed.

4.5 - Limitations on Salary Reduction Amounts.

          (a) The Salary Reduction Amount of each Participant who is a Highly Compensated Employee, when expressed as a percentage of his Net Compensation, shall not exceed Twelve Percent (12%) for any Plan Year, the Salary Reduction Amount of each Participant who is a Non-Highly Compensated Employee, when expressed as a percentage of his Net Compen sation, shall not exceed Seventeen and Sixty Five One Hundredths Percent (17.65%) of his Net Compensation for any Plan Year and, in the case of any Participant, shall not exceed the Calendar Year Elective Deferral Dollar Limitation, whether he is a Highly Compensated Employee or a Non-Highly Compensated Employee.

          (b) Notwithstanding anything herein to the contrary, each Adopting Company shall have the right and shall be re quired to limit the Salary Reduction Amount of each Parti cipant employed thereby who is a Highly Compensated Employee to the extent necessary to assure that the Average Actual Deferral Percentage for the Highly Compensated Employees ("High Average Actual Deferral Percentage") for each Plan Year, after giving effect to the provisions of Section 5.1 for such Year, will not exceed the higher of the following two percentages ("Percentage Limitations"):

              (1) The percentage which is one and one-quarter (1 1/4) times the Average Actual Deferral Percentage for all Participants who are not Highly Compensated Employees ("Low Average Actual Deferral Percentage"); or

              (2) The percentage which is two (2) times the Low Average Actual Deferral Percentage; provided such percentage does not exceed the Low Average Actual Deferral Percentage by more than two (2) percentage points.

         (c) The term "Average Actual Deferral Percentage" means the average of the Actual Deferral Percentages of the relevant group of Participants; the term "Actual Deferral Percentage" means for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Salary Deferral Contributions actually paid over to the Trust on behalf of such Participant for the Plan Year to (2) the Participant's Compensation for such Plan Year. Salary Deferral Contributions on behalf of any Participant shall include Excess Deferrals of Highly Compensated Employees, but exclude Excess Deferrals of Non-highly Compensated Employees that arise solely from Salary Deferral Contributions made under the Plan or plans of an Adopting Company. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Salary Deferral Contributions shall be treated as a Participant on whose behalf no Salary Deferral Contributions are made.

4.6 - Distribution of Excess Contributions.

         (a) "Excess contributions" means, with respect to any Plan Year, the excess of:

             (1) The aggregate amount of Salary Deferral Contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year; over

             (2) The maximum amount of such amounts permitted by the Actual Deferral Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentage, beginning with the highest of such percentages).

         (b) Notwithstanding any other provision of this Plan, excess contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such excess contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Adopting Company with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the excess contributions attributable to each such Employee. Excess contributions shall be allocated to Participants who are subject to the Family Member aggregation rules of Section 414(q)(6) of the Code in proportion to the Salary Deferral Contributions of each Family Member that is combined to determine the combined Actual Deferral Percentage. Excess contributions shall be treated as Annual Additions under the Plan.

         (c) Excess contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to excess contributions is the sum of: (1) income or loss allocable to the Participant's Company Contributions Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's excess contributions for the year and the denominator of which is the Participant's Company Contributions Account without regard to any income or loss occurring during such Plan Year; and (2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th day of such month.

4.7 - Additional Rules.

         (a) The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Deferral Contributions allocated to his Accounts under two or more arrangements described in Section 401(k) of the Code that are maintained by an Adopting Company or any Affiliated Company, shall be determined as if such Salary Deferral Contributions were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under the regulations of Code Section 401(k).

         (b) In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Actual Deferral Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

         (c) Each Adopting Company shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test.

         (d) The determination and treatment of the Actual Deferral Percentage amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         (e) The Compensation and Salary Deferral Contributions of an individual who is a 5 percent owner as determined under Section 416(i) of the Code or one of the ten most highly-paid Highly Compensated Employees shall include the Salary Deferral Contributions of Family Members of such individual. Such Family Members shall be disregarded as separate Employees in determining the Actual Deferral Percentage both for Participants who are Nonhighly Compensated Employees and for Participants who are Highly Compensated Employees.

         (f) Salary Deferral Contributions must be deposited into the Trust before the last day of the twelve-month period immediately following the Plan Year to which contributions relate in order to be considered in calculating the Actual Deferral Percentage. 4.8 - Excess Deferrals.

         On or before March 1 of any year, each Participant may advise the Sponsoring Company's Committee of the amount by which the aggregate of all elective deferrals he has made during the immediately preceding calendar year to all plans described in Sections 401(k), 403(b) and 408(k) of the Code exceeds the Calendar Year Elective Deferral Dollar Limitation, if any ("Excess Deferrals") and the amount, if any, of such Excess Deferrals which he desires to be deemed to have been made to this Plan. If a Participant designates any portion of the Salary Deferral Contribution contributed to this Plan on his behalf as an Excess Deferral, the Committee shall direct the Trustee to distribute such amount, together with any income attributable thereto, to such Participant on or before the following April 15th. The income or loss allocable to Excess Deferrals is the sum of: (1) income or loss allocable to the Participant's Company Contributions Account for the preceding calendar year multiplied by a fraction, the numerator of which is such Participant's Excess Deferrals for such year and the denominator is the Participant's account balance attributable to Salary Deferral Contributions without regard to any income or loss occurring during such year; and (2) ten percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of such year and the date of distribution, counting the month of distribution if distribution occurs after the 15th day of such month.

                                    ARTICLE V

                             MATCHING CONTRIBUTIONS


5.1 - Allocation of Matching Contributions.

          (a) Any contribution made by an Adopting Company for a Plan Year shall first be allocated to the Matching Contribu tions Accounts of those Participants employed thereby who have been credited with a Year of Service for such Year as follows:

                  (1) For the Plan Year ending June 30, 1990, if the High Average Actual Deferral Percentage for such Plan Year would exceed the higher of the two Percentage Limitations described in Section 4.5(b), the portion of such Adopting Company's contribution for such Year which equals the smal lest aggregate amount which, when allocated to the Matching Contributions Accounts of those Partici pants employed thereby who are Non-Highly Compensated Employees in the same ratios which each such Participant's Salary Reduction Contribution for such Year bears to the aggregate of the Salary Reductions Contributions of all of such Participants and included as constituting Salary Reduction Contributions of such Participants in computing the Low Average Actual Deferral Percentage, will result in the High Ave rage Actual Deferral Percentage meeting one of such Percentage Limitations shall be allocated to the Matching Company Contributions Accounts of such Participants who are Non-Highly Compensated Employees. By so providing, each Adopting Company intends that any amount allocated to the Matching Contributions Account of a Participant who is a Non-Highly Compensated Employee pursuant to the provisions of this Section 5.1(a)(1) constitute a qualified nonelective contribution. Accordingly, all of such amounts shall be deemed to constitute Salary Reduction Contributions for purposes hereof.

                  (2) For Plan Years beginning after June 30, 30, 1990, the portion of such Adopting Company's contribution which equals the aggregate amount which, when allocated to the Matching Contributions Account of each Participant employed thereby on the basis of One Dollar ($1.00) for each One Dollar ($1.00) of such Participant's Sal ary Reduction Contribution for such Year up to but not exceeding Two Hundred Dollars ($200.00), or such other amount as the Sponsoring Company may specify for such Plan Year (the "Dollar For Dollar Match Limit"), shall be allocated to each such Participant's Matching Contributions Account. All of such amounts shall be deemed to constitute Salary Reduction Contributions for all purposes hereof other than the provisions of Section 5.1(a)(4); thereafter, for succeeding Plan Years beginning after June 30, 1991, the portion of such Adopting Company's contribution which equals the aggregate amount which, when allocated to the Matching

         Contributions Account of each Participant employed thereby on the basis of Fifty Cents ($0.50) for each One Dollar ($1.00) of such Participant's Salary Reduction Contribution for such Year up to but not to exceed Four Hundred Dollars ($400.00), or such other amount as the Sponsoring Company may specify for such Plan Year (the "50% Match Limit"), shall be allocated to each such Participant's Matching Contributions Account. All of such amounts shall be deemed to constitute Salary Reduction Contributions for all purposes hereof other than the provisions of Section 5.1(a)(4).

                  (4) For Plan Years beginning after June 30, 1990, if the High Average Actual Deferral Per centage for such Plan Year would exceed the higher of the two Percentage Limitations described in Section 4.5(b), the portion of such Adopting Company's contribution for such Year which equals the smallest aggregate amount which, when allocated to the Matching Contributions Accounts of those Participants employed thereby who are Non-Highly Compensated Employees in the same ratios which each such Participant's Salary Reduction Contribution for such Year bears to the aggregate of the Salary Reductions Contributions of all of such Participants and included as constituting Salary Reduction Contributions of such Participants in computing the Low Average Actual Deferral Percentage, will result in the High Average Actual Deferral Percentage meeting one of such Percentage Limitations shall be allocated to the Matching Company Contributions Accounts of such Participants who are Non-Highly Compensated Employees. By so providing, each Adopting Company intends that any amount allocated to the Matching Contributions Account of a Participant who is a Non-Highly Compensated Employee pursuant to the provisions of this Section 5.1(a)(3) constitute a qualified nonelective contribution. Accordingly, all of such amounts shall be deemed to constitute Salary Reduction Contributions for purposes hereof.

                  (5) If the contribution made by an Adopting Company for the Plan Year ending June 30, 1990, exceeds the amount, if any, required to be allocated to the Matching Contributions Accounts of Participants who are Non-Highly Compensated Employees pursuant to the provisions of
         Section 5.1(a)(1), or, for Plan Years beginning after June 30, 1990, the amount, if any, required to be allocated to the Matching Contributions accounts of Participants who are Non-Highly Compensated Employees pursuant to the provisions of Section 5.1(a)(3), the balance of such Adopting Company's contributions for such Year shall be allocated to the Matching Contributions Accounts of those Participants employed thereby who have been credited with a Year of Service for such Year in the same ratios that each such Participant's Salary Reduction Contribution for such Year bears to the Salary Reduction Contributions of all Participants employed thereby for such Year; provided, however, that the Salary Reduction Contribution for such Year of each Participant who is a Non-Highly Compensated Employee shall be deemed to include the amount, if any, required to be allocated to the Matching Contribution Account of such Participant pursuant to the provisions of
         Section 5.1(a)(1) or 5.1(a)(3), as the case may be. By so providing, each Adopting Company intends to comply with the provisions of Section 401(m)(3) of the Code.

          (b) Notwithstanding the provisions of subsection (a) hereinabove, if an Adopting Company does not maintain a qualified defined benefit retirement plan, or does maintain such a plan but each Non-Key Employee thereof does not ac crue the minimum benefit thereunder required by Section 416 of the Code, such Adopting Company's contribution, if any, for any Plan Year beginning after December 31, 1983 for which this Plan is Top Heavy as to such Adopting Company shall be allocated on the basis of the Top Heavy Compensa tion of each Participant therein and in such manner as may be prescribed by the Code or any pertinent regulations pro mulgated thereunder as will result in each Non-Key Employee who is a Participant therein receiving an allocation here under of the amount which, when added to the amount allocat ed to his Company Contribution Account under any other qualified defined contribution retirement plan maintained by such Adopting Company for such Year, will at least equal the lesser of (i) Three Percent (3%) of his Top Heavy Compensa tion, (ii) the highest percentage computed by dividing the amount of the Company contributions so allocated to the Ac counts of each Key-Employee who is a Participant therein by his Top Heavy Compensation, or (iii) the amount otherwise required after any credit against or reduction of the mini mum amounts described in clauses (i) or
(ii) allowable for benefits accrued under any such defined benefit plan. How ever, if such Adopting Company maintains any other qualified defined benefit retirement plan and this Plan is aggregated therewith for purposes of meeting the requirements of Sec tion 401(a)(4) or 410 of the Code, the minimum amount des cribed in clause (ii) of the preceding sentence shall not be applicable. Further, if such Adopting Company maintains any other qualified defined benefit plan for purposes of provid ing the additional benefits permissible by Section 415 of the Code, and each Non-Key Employee does not accrue the minimum benefit thereunder required by Section 416 of the Code, the percentage set forth in clause (i) hereinabove shall be deemed to be Four Percent (4%). For purposes of the foregoing, the term Non-Key Employee shall include each Non-Key Employee who must be considered to be a Participant to satisfy the coverage requirements of
Section 410(b) of the Code in accordance with Section 401(a)(5) of the Code, whether or not he has been credited with One Thousand (1,000) Hours of Service, declined to make mandatory contri butions to the Plan or has been excluded from the Plan be cause his Compensation is less than a stated amount set forth in the Plan.

          (c) The Annual Additions to a Participant's Accounts (including the additions to his accounts under any other qualified defined contribution retirement plan to which an Affiliated Company contributes on his behalf) during any Plan Year shall not exceed the lesser of (i) the greater of (A) Thirty Thousand Dollars ($30,000) or (B) one quarter (1/4) of the Defined Benefit Dollar Limit (as defined in Section 5.2(a)(3)), or (ii) Twenty-Five Percent (25%) of his Compensation during such Plan Year. If a short limitation year is created because of an amendment changing the limitation year to a different 12-consecutive month period, the maximum permissible amount will not exceed the defined contribution dollar limitation multiplied by the following fraction:

                  Number of months in the short limitation year: 12

The term "Annual Additions" means the sum of:

                  (1) each Affiliated Company's contributions;

                  (2) the Participant's voluntary contributions for such period; and

                  (3) any amounts contributed by an Affiliated Company and allocated to any individual medical account which is part of any pension or annuity plan, including the Plan, maintained by such Company and any amounts contributed by such Company and allocated to a separate account main tained by such Company in connection with a funded welfare benefit plan from which medical or life insurance benefits are provided for a Key Employee employed thereby after retirement.

If the Annual Additions to a Participant's Accounts for any Year would exceed the limitation described hereinabove, the amount by which such Annual Additions so exceed such limita tion ("Excess Annual Additions") shall be credited to a suspense account, such suspense account shall be adjusted as of the immediately following Anniversary Date to reflect the increase or decrease in the fair market value of the Trust Fund attributable thereto (including gains and other income or losses thereof as of such Anniversary Date and shall then be allocated or reallocated to the Company Contributions Accounts of all Participants employed by the Adopting Company making the contributions resulting in such Excess Annual Additions who have been credited with a Year of Service for benefit accrual purposes as of such Anniversary Date in the same ratios that each such Participant's Compen sation for the Plan Year ending with such Anniversary Date bears to the total Compensation of all of such Participants for such Plan Year before allocation of any contributions made to the Plan for such Plan Year by such Adopting Company. Moreover, if the Plan is terminated, the balance then credited to the suspense account and not previously reallocated to the Participant's Company Contributions and Matching Contributions Accounts shall revert to the appropriate Adopting Company, notwithstanding any provision hereof to the contrary.

5.2 - Additional Limitations in the Event of Adopting Company Defined Benefit Pension Plan.

          (a) If an Affiliated Company has established or establishes and maintains a qualified defined benefit pen sion plan, the sum of the Defined Benefit Fraction and the Defined Contribution Fraction for each Participant therein for any Plan Year shall not exceed 1.0.

                  (1) The Defined Benefit Fraction for each Participant for any Year is a fraction, the numerator of which is the Participant's projected annual benefit under such defined benefit pension plan and the denominator of which is the lesser of (i) the product of 1.25 multiplied by the Defined Benefit Dollar Limit for such Year or (ii) the product of 1.4 multiplied by his Defined Benefit Compensation Limit.

                           Nothwithstanding the above, at the election of the Committee, if the Participant was a Participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans maintained by an Affiliated Company which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all limitation years beginning before January 1, 1987.

                  (2) The Defined Contribution Fraction for each Participant for any Year is a fraction, the numerator of which is the sum of the Annual Addi tions to his account for such Year and the denomi nator of which is the lesser of (i) the product of (A) 1.25 and (B) Thirty Thousand Dollars ($30,000), as adjusted by the Adjustment Factor, or (ii) the product of (A) 1.4 and (B) Twenty-five Percent (25%) of his Compensation for such Year. Notwithstanding the foregoing, at the election of the plan administrator, the amount taken into account for purposes of computing the denominator of the Defined Contribution Fraction of any Par ticipant for all Years ending before January 1, 1983 shall be equal to the product of (i) the amount determined as the denominator of the Defined Contribution Fraction for the Year ending in 1982 multiplied by (ii) a fraction the numer ator of which is the lesser of (a) $51,875 or (b) the product of 1.4 multiplied by Twenty-five Percent (25%) of his Net Compensation for the Year ending in 1981, and the denominator of which is the lesser of (a) $41,500 or
         (b) Twenty-five Percent (25%) of his Net Compensation for the Year ending in 1981.

                           Notwithstanding the foregoing, at the election of the Committee, if the Employee was a Participant as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans maintained by an Affiliated Company which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first limitation year beginning on or after January 1, 1987. The annual addition for any limitation year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as annual additions.

                  (3) The Defined Benefit Dollar Limit for any Year is the projected annual benefit provided for a Participant by an Adopting Company's contribu tions to any defined benefit pension plan estab lished and maintained by such Adopting Company, expressed as a benefit payable annually in the form of a straight life annuity with no ancillary benefits which does not exceed the lesser of (i) Ninety Thousand Dollars ($90,000), as adjusted by the Adjustment Factor, or
         (ii) One Hundred Percent (100%) of his Compensation averaged over his high Three (3) years; provided, however, that both such limits shall be reduced by One-tenth (1/10th) (i) for Plan years beginning before January 1, 1987, for each Year of Service for benefit accrual pur poses or (ii) for Plan Years beginning before December 31, 1986, for each year of participation in the plan less than Ten (10) which such Partici pant will have at his Normal Retirement Date. In addition, the Defined Benefit Dollar Limit shall be further adjusted in accordance with any regulations promulgated under Section 415 of the Code, as follows:

                           (a) If payment of a Participant's re tirement income benefit under such defined benefit pension plan would begin before the age used as retirement age under Section 216(1) of the Social Security Act without regard to the age increase factor and as if the early retirement age under said section of the Social Security Act were sixty-two (62) (the "Social Security Retirement Age") to the equivalent of an annual retirement income benefit of the Defined Benefit Dollar Limit beginning at the Social Security Retirement Age.

                           (b) For Plan Years beginning before January 1, 1987, if payment of a Participant's retirement income benefit would begin before age Fifty-five (55), to the equivalent of an annual retirement income benefit of Seventy-Five Thousand Dollars ($75,000) beginning age Fifty-five (55); or

                           (c) For Plan Years beginning before January 1, 1987, if payment of such benefit would begin after age Sixty-five (65), or, for Plan Years beginning after December 31, 1986, the Social Security Retirement Age, to the equivalent of an annual retirement income benefit of the Defined Benefit Dollar Limit beginning at age Sixty-five (65) or the Social Security Retirement age, as the case may be.

         In making the adjustments described in sub-subsec tions (a) and (b) above, the interest rate assump tion shall be no less than the greater of Five Percent (5%) or such other rate as may be specified in the plan, and in making the adjustment described in subsubsection (c) above, the interest rate assumption shall be no greater than the lesser of Five Percent (5%) or such other rate as may be specified in such plan. Moreover, the accrued benefit of each Non Key Employee shall be computed (i) under the method, if any, which is applied uniformly to all defined pension plan maintained by the Company for purposes of computing accrued benefits or (ii) as if such benefit accrued at a rate which is not more rapid than the slowest rate at which benefits may be accrued pursuant to the fractional rule described in Section 411(b)(1)(C) of the Code.

5.3 - Annual Valuation.

          On each Anniversary Date, each Participant's Accounts, including the Accounts of Inactive Participants, shall be adjusted to reflect the net increase or decrease in the fair market value of the assets constituting the Trust Fund since the preceding Anniversary Date. Any such increase or de crease attributable to (a) assets which have been acquired at the direction of Participants shall be allocated solely to the Accounts to which such assets are credited, (b) any Contract shall be deemed to have been credited to the Ac counts of the Participants for whom held and (c) the assets not described in the preceding clauses (a) and (b) shall be apportioned among the Participant's Accounts in the same ratios which the fair market value of each of such Accounts attributable to such assets bore to the aggregate fair market value of such assets or the proceeds or avails of which assets were used to acquire such assets as of the preceding Anniversary Date. Moreover, any expenses incurred in connection with the acquisition or disposition of assets which have been acquired at the direction of Participants, including any additional administration expenses incurred in connection therewith, shall be charged solely to the Accounts to which such Assets are allocated and if any Contracts constitute part for the Trust Fund, the interest of each Participant therein shall be deemed to have been allocated to the appropriate Accounts thereof. No Adopting Company, any member of the Committee established thereby or Trustee warrant, guarantee or represent in any manner or to any extent that the value of a Participant's Accounts will at any time equal or exceed the total amount previously contributed thereto by any Adopting Company, any Participant or both.

5.4 - Interim Valuations.

          The fair market value of the assets, other than assets acquired at the direction of Participants and interests in Contracts, allocated to the Accounts of a Participant whose participation hereunder ceases as of a date other than an Anniversary Date shall not be revalued as of such date unless a substantial change in the fair market value of such assets has occurred. In any such case, the Committee shall cause the Trustee to determine the fair market value of the assets constituting the Trust Fund, other than assets acquired at the direction of Participants and interests in any Contracts, as of the last day of the calendar month immediately preceding the month during which such Participant's participation hereunder ceases, divide such fair market value by the fair market value of such assets as of the preceding Anniversary Date and multiply the result thereof by the portion of the values of the Participant's Accounts attributable thereto as of the immediately preceding Anniversary Date. All such interim valuations shall be made in a uniform and nondiscriminatory manner.

                                   ARTICLE VI

                                    BENEFITS


6.1 - Vesting of Company Contributions.

          Each Participant shall have a nonforfeitable vested interest in the balances credited to his Company Contribu tions and Matching Contributions Accounts, which balances shall be determined, at any point in time, after any adjust ments required to be made pursuant to the provisions of Article V.

6.2 - Changes in Vesting Schedule.

          Notwithstanding anything herein to the contrary, each Participant who has been credited with three (3) or more Years of Service for vesting purposes as of the date any modification of the schedule used to determine such Partici pant's vested percentage in his Accrued Benefit becomes effective shall have the right to elect, during the period beginning with the effective date of such modification and ending on the later of (a) the date which is sixty (60) days after such date or (b) the date which is sixty (60) days after the date upon which such Participant is provided with written notice of such modification, to elect to have his vested percentage in his Accrued Benefit determined in accordance with the schedule in effect prior to such modi fication.

6.3 - Amount Distributable.

          A Participant shall be entitled to receive the amount equal to the balances of his Company Contributions and Matching Contributions Accounts, adjusted in accordance with the provisions of Section 5.3, and further adjusted, if required, in accordance with the provisions of Section 5.4 ("Distributable Amount").

6.4 - Events Entitling Participant of Beneficiary to Distribution.

          Except as provided in Section 6.9, a Participant or his Beneficiary shall only be entitled to distribution of his, or in the case of a Beneficiary, such Participant's Distributable Amount as a result of his attainment of his Normal Retirement Age, becoming disabled within the meaning of Section 5.1(b) or termination of employment with all Adopting Companies or, in the case of a Beneficiary of a Participant whose participation hereunder ceases as a result of his death, the Participant's death, termination of the Plan without the establishment of a successor plan (other than an employee stock ownership plan under Code Section 4975(e) or a simplified employee pension under Code Section 408(k))or the occurrence of any other event prescribed in Section 401(k)(2)(B) of the Code, subject to the provisions of Section 6.8.

6.5 - Distribution of Benefits.

          (a) When a Participant becomes entitled to receive distribution of his Distributable Amount, the Sponsoring Company's Committee shall, upon computing the amount thereof, authorize and direct the Trustee to make distribution of such benefit in a lump sum; provided, however, that if the amount thereof exceeds Three Thousand Five Hundred Dollars ($3,500), the written consent of both such Participant and his spouse, if any, shall be required within the 90-day period ending on the Annuity Starting Date. Further, if such sum is less than Thirty Five Hundred Dollars ($3,500) but distribution thereof is to be made after the Participant's Annuity Starting Date, the written consent of the Participant and his spouse, if any, or if the Participant has died, of his surviving spouse, shall be required.

         (b) The Sponsoring Company's Committee shall notify the Participant and the Participant's spouse of the right to defer any distribution of the Participant's Distributable Amount. Such notification shall include a general description of the material features, and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the Annuity Starting Date. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code.

6.6 - Form of Distribution.

          The assets or interests therein allocated to a Par ticipant's Company Contributions and Matching Contributions Accounts shall be distributed in kind or, if so requested by such Participant or his Beneficiary, in writing, or if re quired by the Insurer issuing any Contract, be converted to cash and the cash so realized distributed.

6.7 - Commencement of Benefits.

          (a) If the participation of a Participant terminates for any reason other than death, disability or retirement on or after attaining Normal Retirement Age, distribution of his Distributable Amount shall be made on or after, but not more than Sixty (60) days after, the Anniversary Date of the Plan Year during which such Former Participant attains his Normal Retirement Age. However, the Sponsoring Company's Committee may, in accordance with a uniform and nondiscriminatory policy, but shall not be required to, authorize distribution of such Participant's Accrued Benefit prior to such Anniversary Date.

          (b) If the participation of a Participant terminates as a result of death, disability or retirement on or after attaining his Normal Retirement Age, distribution of his Accrued Benefit shall be made at such time as the Sponsoring Company's Committee may, in accordance with a uniform and nondiscriminatory policy, determine but in no event after whichever of the dates specified hereinafter is applicable. If the participation of a Participant terminates as a result of his death and such Participant is survived by his spouse, such Participant's spouse shall have the right to require that distribution of his Distributable Amount begin within a reasonable time following the Participant's death.

          (c) If a Participant dies after the date his participation terminates but prior to the date distribution of his Distributable Amount is made, distribution of such Distributable Amount shall be made within Five (5) years after the date of his death.

          (d) Notwithstanding anything herein to the contrary, distribution of the Distributable Amount of each Participant hereunder shall be made not later than the Sixtieth (60th) day after the latest of the close of the Plan Year in which:

                  (1) such Participant attains his Normal Retirement Age; or

                  (2) such Participant terminates his employ ment with all Adopting Companies;

unless he elects otherwise but in any case on or before April 1st of the calendar year following the later of the calendar year during which the Participant attains the age of Seventy and One-half (70 1/2) years.

          (e) If the Sponsoring Company's Committee contemplates directing the Trustee to distribute an amount which has become payable hereunder as a result of the death of a Par ticipant to the person or persons specified in a beneficiary designation from on file therewith but any dispute arises regarding the validity thereof, such Committee may direct the Trustee to interplead such amount with any court of competent jurisdiction. Any and all costs incurred in connection with so doing shall be charged against the amount so interpleaded.

          (f) If the Distributable Amount of a Participant or his Beneficiary cannot be distributed thereto because the Sponsoring Company's Committee cannot locate such Partici pant or Beneficiary after making a reasonable effort to do so, such Committee may authorize and direct the Trustee to deposit such Amount in a segregated interest bearing account until such Participant or Beneficiary is located. If such Participant or Beneficiary cannot be located within one (1) year of the date as of which written notice of the availability of such Amount has been deposited in the U.S. Postal service, postage prepaid, certified return receipt requested and addressed to the Participant or Beneficiary at the last known address to such Committee, such Committee may treat such amount as an offset against the amount of the Salary Reduction Contribution or Matching Contribution otherwise required to be made by the Adopting Company by which such Participant was employed for the Plan Year with or within which such one (1) year period expires. However, if the Participant or Beneficiary entitled to receive such Amount subsequently files a claim therefor, such Amount shall be reinstated.

          (g) If a Participant has failed to provide the Committee with a valid and effective Beneficiary designation, the Committee may direct that any amount which becomes payable as a result of such Participant's death be paid to such Participant's surviving spouse or, if such Participant is not survived by a spouse, to such Participant's issue who have survived him, or, if such Participant is not survived by a spouse or by any issue, to the personal representative of his estate.

                  (h) For purposes of the foregoing, any amount paid to a child of a Participant shall be deemed to have been paid to such Participant's spouse if such amount would have been paid to such Participant's spouse if such child had attained the age of majority at the time payment thereof was made.

                  (i) If a Participant, Former Participant, the Beneficiary thereof or any other party who is entitled to receive payments made hereunder is declared incompetent by a court of competent jurisdiction or is otherwise under any legal disability, the Trustee may make payment of all or any portions of any of such payments to which such recipient is entitled to the guardian, conservator or other judicially appointed fiduciary of such person's estate. Moreover, if the Committee determines that a Participant, Former Participant, the Beneficiary thereof or any other party entitled to receive payments made hereunder is unable to manage his or her own financial affairs, the Committee may direct the Trustee to make any payments which would otherwise be made to such person hereunder to the legal representative thereof or, if such person does not have a legal representative, to a relative or friend or on behalf of such person.

6.8 - Loans to Participants.

          The Sponsoring Company's Committee is specifically authorized to establish and administer a Participant loan program. Moreover, such Committee is further authorized to develop the procedures and guidelines to be followed in granting Participant loans made on or after October 18, 1989. Such procedures and guidelines shall be set forth in a written addendum to the Plan and Trust Agreement and to the summary plan description provided to the Participants hereunder, and shall include but not be limited to the following:

                  (a) A statement declaring that such Committee is authorized to administer the loan program.

                  (b) A description of the procedures to be followed in applying for a Participant loan.

                  (c) A description of the basis upon which applications for loans will be approved or denied.

                  (d) A description of the limitations, if any, imposed on the types and amounts of loans available. However, in no event shall a loan in excess of Ten Thousand ($10,000.00) be made to a Participant or beneficiary if the amount exceeds the lesser of (1) Fifty Thousand Dollars ($50,000.00), reduced by the excess, if any, of the highest outstanding balance of all loans made to such Participant or beneficiary during the one (1) year period ending on the day preceding the date such loan is made or (2) one-half (1/2) of the balance credited to the Company Contributions Account of the Participant or beneficiary to whom such loan is made, unless he acknowledges in writing that he understands that any loan in excess of such limitation may be treated as a premature loan distribution subject to the penalties imposed by Section 72(p) of the Code. Moreover, no such loan of any amount shall be made to any Participant if such loan would constitute a transaction subject to the tax imposed by Section 4975 of the Code and no loan in excess of one-half (1/2) of the balance credited to the Company Contributions Account of a Participant or beneficiary shall be made to such Participant or beneficiary on or after October 18, 1989, if the only security for such loan is such balance.

                  (e) A description of the method by which the rate of interest to be charged will be determined.

                  (f) A description of the types of assets other than or in addition to the balance credited to the Company Contributions Account of the Par ticipant or beneficiary to whom such loan is to be made which may constitute collateral for such loan.

                  (g) A description of the event or occurrence which will constitute a default and the action which may be taken to preserve Plan assets in the event of any such default.

                  (h) All such loans shall, at the direction of the Sponsoring Company's Committee, be available to all Participants and beneficiaries on a uniform and non-discriminatory basis (but considering the credit-worthiness of each such Participant or beneficiary), bear a reasonable rate of interest and be adequately secured. Moreover, if the balance of credited to a Participant's Company Contributions Account constitutes all or any portion of the security for a loan made pursuant to the provisions of this Section 6.8, such Participant and his spouse, if any, shall consent, in writing, to the making of such loan, the use of such balance as security for such loan and the possible reduction of such balance which may subsequently occur as a result thereof within the Ninety (90) day period immediately preceding the date such loan is made or the date such balance is pledged as security therefor. Any such written consent shall be witnessed by a member of the Committee or Notary Public unless it is established to the satisfaction of such Committee member that such consent cannot be obtained because the Participant is not married, his spouse cannot be located or because of such other circumstances as may be prescribed in any regulations promulgated under Section 417 of the Code.

                  (i) Except in the case of a "home loan," each such loan shall, by its terms, be repaid within five (5) years and be repaid in substantially equal installments, payable at least quarterly, of principal and interest. A "home loan" is any loan used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the Participant.

                  (j) For purposes of subparagraph (a) above, the current outstanding balances of all loans made to a

         Participant from all qualified retirement plans of all Adopting Companies and any Affiliated Companies shall be considered as one having been made by this Plan.

6.9 - Hardship Distributions of Salary Reduction Contributions.

          A Participant who incurs an immediate and heavy finan cial need ("Hardship") may request, in writing, that he be allowed to withdraw such portion of the amount credited to his Company Contributions Account constituting Salary Reduc tion Contributions (and any earnings credited to such Participant's Account on such Salary Reduction Contributions as of June 30, 1989) as is necessary to satisfy such Hardship. Any such request shall set forth all of the facts and circumstances necessary to enable the Sponsoring Company's Committee to make a determination as to (i) whether the financial need constitutes a Hardship, (ii) the amount necessary to satisfy such Hardship and (iii) whether a distribution of all or some portion of the balance credited to such Participant's Company Contributions Account and constituting Salary Reduction Contributions but not the earnings thereof is required to satisfy such hardship in accordance with the following guidelines:

                  (a) Only amounts required to (1) pay medical expenses described in Section 213(d) of the Code incurred by or necessary to such Participant, his spouse or his dependents (as defined in Section 152 of the Code), (2) purchase a principal resi dence (excluding mortgage payments), (3) pay tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse or any of his dependents, (4) prevent his eviction from his principal residence or foreclosure on a mortgage on his principal residence or (5) satisfy such other need as the Internal Revenue Service may specify in regulations or other pronouncements issued thereby shall constitute immediate and heavy financial needs.

                  (b) Any determination as to whether a dis tribution of all or some portion of the balance of a Participant's Company Contributions Account is necessary to enable a Participant to satisfy a Hardship shall be based on all of the facts and circumstances, including but not limited to whether alternate financial resources are reasonably available. However, if a Participant represents, in writing, that the Hardship will not or cannot be satisfied by (i) reimbursement or compensation by insurance, (ii) reasonable liquidation of the Participant's other assets, (iii) revocation of his election to reduce his Compensation, or (iv) by other distributions or nontaxable (at the time of the loan) loans from any other plan maintained by the Adopting Company by which he is employed and in which the Participant is a participant or by borrowing from a commercial source on then reasonable commercial terms, and the Committee reasonably relies there on, a distribution shall be deemed to be necessary to satisfy such Hardship provided the amount of such distribution does not exceed the amount necessary to satisfy such Hardship, including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.

Any withdrawal made as a result of Hardship shall be effected as soon as possible after approval of the request for a Hardship withdrawal.

               Neither this Plan, nor any other plan maintained by an Affiliated Company may permit an Employee who receives a Hardship Withdrawal to elect Salary Deferral Contributions for the Employee's taxable year immediately following the taxable year of the Hardship Withdrawal in excess of the Calendar Year Elective Deferral Dollar Limitation for such taxable year less the amount of such Employee's Salary Deferral Contribution for the taxable year of the Hardship Withdrawal.

                                   ARTICLE VII

                                  THE COMMITTEE


7.l - Members.

          Each Adopting Company shall appoint a Committee of not less than one
(1) nor more than five (5) individuals, each of whom shall serve at the pleasure of such Company. Any vacancy on such Committee shall be filled by the appropriate Adopting Company as soon as is reasonably possible after such vacancy occurs. However, the remaining members or member of such Committee shall have full authority to act until such vacancy is so filled. Each Adopting Company shall advise the Sponsoring Company's Committee, in writing, of the names of the members of its Committee and, as changes in the membership thereof occur, the names of any new members. The Committee is the Named Fiduciary and Administrator of the plan of each Adopting Company required to be specified by the Act.

7.2 - Committee Action.

          Each Committee shall choose a secretary who shall keep the minutes of the Committee's proceedings and all data, records and documents pertaining to the Committee's adminis tration of the Plan with respect to the Participants employed by the Adopting Company establishing such Commit tee. Each Committee shall act by vote of a majority of its members and such action may be taken either by a vote at a meeting or in writing without a meeting; provided, however, that no member of such Committee who is also a Participant hereunder shall vote or act upon any matter relating solely to himself unless such member is the only member of such Committee. Each Committee may, by such majority action, authorize its secretary or any one or more of its members to execute any document or documents on behalf of such Commit tee, in which event such Committee shall notify the Trustee in writing of such action and the name or names of those so designated. The Trustee thereafter shall accept and rely conclusively upon any direction or document executed by such secretary, member or members as representing action duly taken by such Committee until such Committee files a written revocation of such designation with the Trustee.

7.3 - Rights and Duties.

          Each Committee shall have the duty to administer the Plan in accordance with the provisions set forth herein and shall have all powers necessary to do so, including but not limited to the following:

                  (a) To resolve all questions relating to the eligibility of Employees to participate;

                  (b) To compute and certify to the Sponsoring Company's Committee and the Trustee the amount and nature of benefits payable to Participants or their Beneficiaries;

                  (c) To authorize all disbursements to be made by the Trustee from the Trust;

                  (d) To maintain all records necessary for the administration of the Plan other than those maintained by each other Adopting Company and the Trustee;

                  (e) To interpret the provisions of the Plan and to make and publish such rules for the opera tion of the Plan as are not inconsistent with the terms hereof; and

                  (f) Except to the extent an investment is to be made at the direction of a Participant, to approve or disapprove investment changes recom mended by the Trustee with respect to the assets of the Plan acquired by contributions made by the Adopting Company.

Notwithstanding anything herein to the contrary, no Commit tee shall interpret or operate the Plan in any manner which will cause discrimination in favor of Employees who are officers, shareholders or highly compensated.

7.4 - Participant Direction of Investments.

          (a) The Participants are specifically authorized to direct the manner in which the amounts credited to their respective Company Contributions Accounts are invested. Accordingly, the Sponsoring Company's Committee shall deter mine the investment alternatives which are to be available ("Permitted Investments"). Such alternatives shall include but need not be limited to (1) investment by (A) deposit in an interest bearing account with a bank, savings and loan association or other similar financial institution, which account shall have a high degree of liquidity and be fully insured against loss by the United States or an agency thereof ("Savings Account") or (B) in a pooled investment fund, the assets of which consist solely of cash and securi ties issued or guaranteed by the United States or an agency thereof and the principal investment objectives of which include a high level of current income consistent with the preservation of capital and a high degree of liquidity and (2) three (3) or more groups of diversified investments, at least one of which can reasonably be expected to generate a high level of income while preserving capital in the long term, one of which can be reasonably expected to generate capital appreciation and one of which can be reasonably expected to generate a high level of current income consistent with the preservation of capital and a high degree of liquidity so as to afford each Participant with a reasonable opportunity to diversify the investment of the amounts credited to his Accounts and thereby minimize the risk of large losses. Moreover, such Committee shall be deemed to have intended to provide each Participant with the opportunity to exercise control over the assets allocated to the Accounts maintained hereunder for his benefit in a manner and to the extent necessary to result in no other person who would otherwise be a fiduciary with respect to the Plan being liable for any loss, or with respect to any breach of part 4 of Title I of the Act, which is a direct and necessary result of the exercise of control over such assets by such Participant or his Beneficiary.

          (b) The Sponsoring Company's Committee shall also advise each Participant and Beneficiary of the following procedures to be followed in exercising control over the assets allocated to his Account:

                  (1) Each Participant or Beneficiary shall obtain a prospectus and any other documents or other information relating to any investment in which a Participant may invest required to be delivered to an investor therein by law. Such Participant or Beneficiary shall also represent and warrant that he has received such prospectus, other documents or other information relating to such investment to such Committee.

                  (2) Each Participant may, during such periods as such Committee may specify from time to time, but at least annually, direct that one or more assets constituting a Permitted Investment be acquired.

                  (3) In no event shall the Trustee be required to acquire any asset if any income generated thereby would be taxable to the Trust.

          (c) If a Participant fails to advise whichever of the Sponsoring Company's Committee or the Trustee is appropriate as to the manner in which all or any portion of the amounts credited to his Accounts in cash are to be invested, such Committee or the Trustee shall invest such amounts in one or more Savings Accounts.

          (d) Notwithstanding anything herein to the contrary, each Participant may, subject to the terms and conditions or any Contract or any limitation to which such Participant agreed at the time he directed that an asset be acquired, instruct the Trustee or the Sponsoring Company's Committee to dispose of any asset acquired at his direction and to purchase any other asset or interest therein which constitutes a Permitted Investment.

7.5 - Information.

          Each Adopting Company shall provide such information to its Committee as such Committee may require to properly administer the Plan and to furnish the Trustee with such information as may be pertinent to the Trustee's administra tion of the Trust Fund on a timely basis.

7.6 - Compensation, Indemnity, and Liability.

          Each Adopting Company shall pay all expenses incurred and shall furnish such clerical and other services as are required by its Committee in order to perform its duties hereunder. In addition, each Adopting Company hereby prom ises to indemnify each member of its Committee against and hold each such member harmless from any and all expenses or liabilities incurred or arising as the result of his member ship on such Committee, except such expenses or liabilities as may result from such member's wilful misconduct or gross negligence.

                                  ARTICLE VIII

                                   THE TRUSTEE


8.1 - Acceptance of Trust.

          The Trustee, by execution hereof, acknowledges accep tance of the trusteeship of this Trust, agrees to hold and administer the Trust Fund in accordance with the terms of and provisions set forth herein and to otherwise perform all of the obligations imposed thereon hereby.

8.2 - Single Fund.

          The Trustee shall hold and administer the Trust Fund as a single fund. However, the Trustee shall maintain adequate records so as to be able to accurately identify the assets or interests therein acquired at the direction or on behalf of each Participant in the Plan.

8.3 - Duty of Care.

          The Trustee and each Fiduciary shall discharge its duties under the Plan and Trust solely in the interests of the Participants and their beneficiaries and with the care, skill, prudence and diligence under the circumstances then prevailing which a prudent man, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims and by diversifying the investments of the Plan and Trust so as to minimize the risk of large losses unless under the circum stances it is clearly prudent not to do so and except to the extent the Participants direct the Trustee as to the manner in which the amounts credited to their respective Company Contributions and Matching Contributions Accounts are in vested.

8.4 - Trustee's Rights and Powers.

          To carry out the purposes of this Trust, the Trustee, subject to any limitations specified in the provisions of Sections 8.5 through 8.9 hereof, inclusive, shall have the following rights and powers, in addition to any now or here after conferred by law:

                  (a) To acquire any asset or interest therein, including any real or personal property.

                  (b) To sell, assign or convey, at public or private sale, for cash or on credit, exchange, partition, divide, subdivide, or grant options upon any Trust asset or interest therein;

                  (c) To lease any Trust asset or interest therein for terms within or beyond the term of this Trust for any purpose, including the exploration for and removal of gas, oil or other minerals and to enter into any pooling, uniti zation, repressurization, community or other types of agreements relating to the development, operation and conservation of mineral properties;

                  (d) To maintain, repair, alter, develop or improve any Trust asset and, pursuant thereto, to raze or demolish any structure thereupon or portion thereof;

                  (e) To invest and reinvest the Trust Funds as provided by law, from time to time existing, in any type of asset, including any collective investment or common trust fund now or hereafter established by, or stock of, any corporate Trustee hereof;

                  (f) To retain such portion of the Trust Fund in the form of cash or other property unproductive of income without any liability for income which might otherwise be derived therefrom as the Committee determines is necessary or proper;

                  (g) To deposit cash in any bank or savings and loan association up to such amounts as will be federally insured by the appropriate governmental agencies;

                  (h) To participate or continue to participate in any business or other enterprise and to effect incorporation, dissolution, or other change in the form or organization of any business or enterprise held, acquired or received;

                  (i) To participate in foreclosures, reor ganizations, consolidations, mergers, liquidations, pooling agreements and voting trusts, assent to corporate sales and other acts and, in connection therewith, to deposit securities with and transfer title to any protective or other committee upon such terms as the Trustee deems advisable;

                  (j) To vote stock, give proxies, pay calls for assessments, and purchase, sell or exercise stock subscription or conversion rights, warrants, puts and calls;

                  (k) To hold securities, or other property in its own name or in the name of its nominee, without disclosing any fiduciary relationship;

                  (l) To advance money for the protection of the Trust, and for all expenses, losses, and liabilities sustained in the administration of the Trust or as a result of the holding or ownership of any Trust assets, for which advances, and any interest thereon, the Trustee shall have a lien on the Trust assets as against any Adopting Company, Participant or beneficiary thereof;

                  (m) To borrow money for any Trust purpose, hypothecate or encumber the Trust Fund or any portion thereof by mortgage, deed of trust, pledge or otherwise and replace, renew and extend any encumbrance thereon and pay loans or other obliga tions of the Trust;

                  (n) To make loans or advances to any party, at reasonable rates of interest and upon reasonable terms and conditions;

                  (o) To acquire and maintain insurance, in cluding liability insurance, of such kind and in such amounts as is necessary to insure the Trust assets against damage or loss;

                  (p) To institute, prosecute or defend any action or proceeding with respect to the Trust and to contest, arbitrate, compromise, adjust, settle, pay, release or abandon, in whole or in part, any claims existing in favor of or against the Trust; and

                  (q) To employ such agents and advisors as may be reasonable for the administration of the Trust Fund and to pay them reasonable compensation for services rendered.

The enumeration of certain powers of the Trustee shall not limit its general powers, the Trustee, subject always to the discharge of its fiduciary obligations, being vested with and having all the rights, powers and privileges which an absolute owner of the same property would have. However, all investments of the Trust Fund shall be made in accordance with the provisions of
Section 2261 of the Cali fornia Civil Code and the Trustee shall be responsible for compliance therewith except in the case of any investment made at the direction of a Participant.

8.5 - Compliance with Directions Re: Management and Investment of Trust Fund.

          Upon receipt of any directions from a Participant, the Trustee shall comply therewith unless such compliance would be in violation of or contrary to any laws or regulations governing the management and investment of the assets hereof.

8.6 - Notices; Directions.

          All notices or directions provided to the Trustee, whether by the Sponsoring Company, its Committee or a Parti cipant shall be in writing and signed by such person or persons as have been duly authorized to act on behalf there of. However, delivery of any notice or direction to the Trustee by photostatic teletransmission, telegram or other method by which a written document results which contains duplicate or facsimile signatures shall be deemed to fulfill the foregoing requirements unless and until the Trustee is notified in writing by the appropriate party to the contrary. The Trustee may rely upon any notices or direc tions received in such manner and shall not incur any liability to any party for the consequences resulting from any unauthorized use of such devices or methods of deliver ing notices or directions unless the Trustee was aware that such use was unauthorized.

8.7 - Limitations on Trustee's Duties; Liability.

          So long as an Adopting Company, its Committee, one or more Investment Managers, Participants or any combination thereof are authorized to direct the management and invest ment of the Trust Fund or any portion thereof, the Trustee, to the extent the Trustee does not have such right:

                  (a) May, in the case of such authorization of any Investment Manager or Managers, assume that the person or persons designated as Investment Managers qualify as such and continue to be entitled to manage and invest the Trust Fund (or such portion thereof) until such time as the appropriate Adopting Company or its Committee, as the case may be, notify the Trustee to the contrary.

                  (b) Shall have no duty to take any action with respect to the management and investment of the Trust Fund or to review or make any recommendations with respect thereto in the absence of, or to request, any such directions. The Trustee may, however, in the absence of any such directions, take such action as the Trustee deems appropriate and advisable under the circumstances and shall not be subject to or incur any liability to any party as the result thereof if such action is taken in good faith.

                  (c) Shall have no duty or obligation to determine the existence of any conversion, redemp tion, exchange, subscription or other right which may relate to any security held as part of the Trust Fund if notice of such right was given prior to the acquisition of such security, or to exer cise any such right unless and until informed of the existence thereof and directed to exercise such right by the appropriate party within a reasonable time prior to the expiration of such right.

                  (d) Shall not be liable in any manner to an Adopting Company, its Committee, any Investment Manager, any Participant or any beneficiary of any Participant for any losses or other unfavorable results sustained by or incurred by the Trust Fund as the result of complying with the directions provided thereby to the Trustee; provided such compliance has not been in violation of or contrary to any provision of any applicable law governing the management and investment of the assets hereof.

                  (e) If the party having the right to manage and invest the Trust Fund directs the Trustee to purchase any security issued by any foreign government or agency thereof, or by any corporation domiciled outside of the United States, the Trustee shall have no duty to take any action necessary to comply with any laws, regulations or other requirements imposed by the government or agency thereof issuing such securities or whose laws, regulations or other re quirements govern such corporation, including those applicable to the receipt of dividends or interest paid with respect to such securities, unless and until advised of such laws, regulations or other requirements by the party directing the Trustee to make such purchase.

8.8 - Records; Accounting.

          The Trustee shall keep accurate and complete records of all transactions made or entered into by the Trustee on behalf of the Trust which each Committee shall have the right to examine at any time during the Trustee's regular business hours. In addition, the Trustee shall, within ninety (90) days of the close of each Plan Year, beginning with the first Plan Year ending after the Effective Date, provide an annual statement of account to the Sponsoring Company's Committee. Such statement of account shall set forth all receipts and disbursements of the Trust during such year and contain a list of all of the assets held by the Trust, the cost and fair market value thereof as of the end of such year.

          Unless the Trustee receives written notice of any error contained or believed to be contained in such annual statement of account from the Sponsoring Company's Committee within sixty (60) days of the date upon which such account has been provided thereto, the Trustee may presume that such account has been approved thereby. If any dispute arises between such Committee and the Trustee with respect to any item contained in such annual statement of account and such dispute cannot be otherwise resolved, the Trustee may elect to have its account judicially settled.

8.9 - Valuation of Trust Fund.

          The Trustee shall determine the fair market value of the Trust Fund, based upon such information as the Trustee deems to be reliable, including but not limited to infor mation contained in (i) newspapers of general circulation,
(ii) financial periodicals or publications generally relied upon by the public,
(iii) statistical or valuation service reports, and (iv) the records of any securities exchanges, Investment Managers, brokerage firms or any combination thereof. The fair market value of the Trust Fund attribut able to any Contract shall be determined by the Insurer issuing such contract using such method as is specified therein and the determination of such fair market value by such Insurer in accordance therewith shall be binding upon the Trustee. Moreover, in making any such determination, any and all expenses arising under any Contract shall be charged to and deducted from the value of the Participants' Accounts thereunder in accordance with the provisions specified in any such Contract.

8.10 - Compensation.

           Each Adopting Company promises and agrees to pay such reasonable amounts of compensation for services rendered by the Trustee as may be agreed upon from time to time promptly upon request therefor by the Trustee. Unless otherwise specifically agreed upon in writing, the amount of the com pensation to which the Trustee shall be entitled shall be determined in accordance with the fee schedule regularly published by the Trustee, as in effect and applicable at the time such compensation becomes payable, if any. Moreover, the Trustee shall be entitled to reimbursement for any expenses incurred thereby in the performance of its duties as Trustee, including reasonable fees for legal counsel. The amount of any such compensation and reimbursable expenses shall be chargeable to and constitute a lien on the Trust Fund until paid and the Trustee is authorized to withdraw such amounts from the Trust Fund if such amounts are not otherwise paid by the Sponsoring Company within sixty (60) days of the date upon which a statement of the amount so due is presented to the Company.

8.11 - Third Persons.

           No person dealing with the Trustee shall be required to make any inquiry as to whether an Adopting Company, its Committee, any Investment Manager or a Participant has in structed the Trustee to take or decline to take any specific action, whether any action so taken or which the Trustee declines to take has been authorized thereby or to see to the application of any moneys or other property delivered to the Trustee. Further, any such person may rely upon the signature of any single Trustee individually unless and until such person has been provided with written notice that the signatures of all or a majority of the persons acting as Trustee is required.

8.12 - Indemnification.

           Each Adopting Company and its Committee jointly and severally promise and agree to indemnify the Trustee against and hold the Trustee harmless from all liabilities which may arise as the result of the lawful performance of its duties under this Agreement. Further, the Trustee shall not be required to perform any act or take any action for or on behalf of the Trust unless and until the Trustee has been indemnified to its satisfaction, to the extent it deems nec essary and as often as it may determine.

8.13 - Controversy Re: Trust Fund Assets.

           If any controversy arises with respect to any asset of the Trust Fund, the Trustee may retain possession of such asset pending resolution of such controversy without liabi lity.

8.14 - Joinder of Parties.

           Only the Trustee, the Committees and the Adopting Companies need be joined as parties to any legal action or other proceeding affecting the Trust or any asset of the Trust Fund. No Participant, any beneficiary of any Partici pant or any other person having or claiming any right to or interest in any asset of the Trust Fund shall be entitled to any notice of any such legal action or proceeding but any judgment entered in or with respect to any such action or proceeding shall be binding upon all persons having any in terest in or claim against the Plan or Trust.

8.15 - Consultation with Legal Counsel.

           The Trustee may consult with or engage the services of such legal counsel (including counsel for an Adopting Company) as the Trustee may select and shall be not subject to any liability as the result of taking any action or failing to take any action in good faith pursuant to the advice of such counsel.

8.16 - Prohibited Transactions.

           (a) Except as provided in subsection (c) hereof, neither the Trustee nor any Fiduciary shall cause the Plan to engage in a transaction if he knows or should know that such transaction constitutes a direct or indirect:

                  (1) Sale or exchange, or leasing of any property between the Plan and a Party-In-Interest; or

                  (2) Lending of money or extension of credit between the Plan and Party-In-Interest other than as provided in Section 6.8; or

                  (3) Furnishing of goods, services or facili ties between the Plan and a Party-In-Interest;

                  (4) Transfer to, or use by or for the benefit of a Party-In-Interest, of any assets of the Plan; or

                  (5) Acquisition, on behalf of the Plan, of any qualifying employer security or employer real property.

           (b) Except as provided in subsection (c) of this Section 8.16, a Fiduciary shall not:

                  (1) Deal with the assets of the Plan to his own interest or for his own account;

                  (2) In his individual or any other capacity, act in any transaction involving the Plan on behalf of a party or represent a party whose interests are adverse to the interests of the Plan, its Participants or their beneficiaries;

                  (3) Receive any consideration for his own personal account from any party dealing with such Plan in connection with a transaction involving the assets of the Plan; or

                  (4) Permit the indicia of ownership of any Trust asset to be maintained at any location which is outside of the jurisdiction of the District Courts of the United States except as otherwise authorized by the Secretary of Labor.

           (c) The prohibited transaction rules set forth in this Section 8.16 shall not prevent a Fiduciary from:

                  (1) Receiving benefits from the Plan as a Participant or beneficiary so long as the benefits are consistent with the terms of the Plan as ap plied to all other Participants and beneficiaries;

                  (2) Receiving reasonable compensation for services to the Plan unless such Fiduciary receives full-time pay from the Employer;

                  (3) Receiving reimbursement for expenses incurred;

                  (4) Serving as an officer, employee or agent of a Party-In-Interest;

                  (5) Making payments to Parties-In-Interest for reasonable compensation for office space and legal, accounting and other services necessary to operate the Plan; or

                  (6) Taking other actions pursuant to specific instructions and authorizations in the Plan governing document so far as consistent with all other fiduciary rules of the Act.

8.17 - Liability Insurance.

           The following parties may purchase and maintain liability insurance under the following terms and condi tions:

           (a) Each Committee, as an authorized expense of the Plan, to cover liability or losses occurring by reason of the act or omission of a Fiduciary; provided such insurance permits recourse by the Insurer against the Fiduciary in the case of a breach of a fiduciary obligation by such Fiduciary;

           (b) A Fiduciary, to cover liability from and for his own account; or

           (c) An Adopting Company, to cover potential liability of one or more persons who serve in a fiduciary capacity with regard to the Plan.

8.18 - Prohibition Against Certain Persons Holding Certain Positions.

           No person who has been convicted of, or has been imprisoned as a result of his conviction of, robbery, brib ery, extortion, embezzlement, fraud, grand larceny, burglary, arson, a felony violation of Federal or State law involving substances defined in Section 102(6) of the Com prehensive Drug Abuse Prevention and Control Act of 1970, murder, rape, kidnapping, perjury, assault with intent to kill, any crime described in Section 9(a)(1) of the Investment Company Act of 1940, a violation of any provision of the Employee Retirement Income Security Act of 1974, a vio lation of Section 302 of the Labor-Management Relations Act, 1947, a violation of Chapter 63 of Title 18, United States Code, a violation of Section 874, 1026, 1503, 1505, 1506, 1510, 1951, or 1954 of Title 18, United States Code, a vio lation of the Labor-Management Reporting and Disclosure Act of 1959, or conspiracy to commit any such crimes or attempt to commit any such crimes, or a crime in which any of the foregoing crimes is an element, within the preceding five (5) years shall serve or be permitted to serve

           (a) as an administrator, fiduciary, officer, trustee, custodian, counsel, agent, or employee of any employee benefit plan; or

           (b) as a consultant to any employee benefit plan.

8.19 - Bonding Requirements.

           (a) Every Fiduciary of the Plan and every person who handles funds or other property of the Plan shall be bonded as hereinafter set forth; provided, however, that no such bond shall be required of a Fiduciary (or of any director, officer, or employee of such Fiduciary) if such Fiduciary

                  (1) is a corporation organized and doing business under the laws of the United States or of any State;

                  (2) is authorized under such laws to exercise trust powers or to conduct an insurance business;

                  (3) is subject to supervision or examination by Federal or State authority; and

                  (4) has at all times a combined capital and surplus in excess of such minimum amount as may be established by regulations issued by the Secretary of Labor, which amount shall be at least $1,000,000.

           (b) The amount of such bond shall be fixed at the beginning of each Plan Year. Such amount shall be not less than ten percent (10%) of the amount of funds handled. In no event shall such bond be less than $1,000 nor more than $500,000, except that the Secretary of Labor, after due no tice and opportunity for hearing to all interested parties, may prescribe an amount in excess of $500,000, subject to the ten percent (10%) limitation of the preceding sentence. Such bond shall provide protection to the Plan against loss by reason of acts of fraud or dishonesty on the part of the Plan official, directly or through connivance with others.

8.20 - Payment of Taxes.

           If the Trustee becomes liable for the payment of any estate, inheritance, income or other tax on behalf of a Participant or his Beneficiary, the Trustee shall have the right to pay such tax from the portion of the Trust Fund held for the benefit of such person and shall not incur any liability to any person whose interest in the Trust Fund is reduced thereby. However, the Trustee may require such re leases or other documents from such persons, including the party to whom such payment is to be made, as the Trustee may deem necessary or proper prior to making any such payment.

                                   ARTICLE IX

                       RESIGNATION AND REMOVAL OF TRUSTEE


9.1 - Resignation, Removal.

          (a) Any Trustee, or if more than one person is acting as Trustee, any one or more of such persons, may resign at any time by delivering written notice of the intention to resign to the Sponsoring Company.

          (b) The Sponsoring Company may remove any Trustee or, if more than one person is acting as Trustee, any one or more of such persons, by delivering written notice of such removal to such Trustee or person.

          (c) The notice of such intent to resign or to remove any Trustee or person acting as such shall specify the date as of which such resignation or removal shall be effective, which date shall not be less than thirty (30) days after the date upon which such notice is delivered unless the party to whom such notice is required to be provided hereunder other wise agrees.

9.2 - Appointment of Successor Trustee.

          Upon providing notice of the removal of any Trustee, receipt of any notice of the intention of any Trustee or person or persons acting as such to resign, or the death or other inability of any Trustee or person or persons acting as such to so act, the Sponsoring Company shall promptly appoint one or more individuals, any corporation authorized to accept trusts in the State of California, or any combina tion thereof, as successor Trustee. However, any remaining Trustee shall exercise all of the powers and discharge all of the duties of the Trustee until such successor has been so appointed.

9.3 - Transfer of Rights.

          Upon written notice of acceptance of any duly ap pointed successor Trustee of the trusteeship hereof, the resigning or removed Trustee shall transfer all right, title and interest in and to the Trust Fund to such successor Trustee and shall perform such other acts and execute such documents as may be necessary or proper to transfer all rights and privileges as trustee hereof to such successor Trustee.

                                    ARTICLE X

                             AMENDMENT; TERMINATION


10.1 - Amendment.

           The Sponsoring Company may, from time to time, amend this by instrument in writing signed by a duly authorized representative thereof. Thereupon, the provisions of such amendment shall be binding upon the Sponsoring Company, each Adopting Company, each Committee, the Trustee and all of the Participants in the Plan and their beneficiaries. Notwith standing the foregoing, no such amendment shall:

                  (a) Cause any portion of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their beneficiaries;

                  (b) Retroactively deprive any Participant or beneficiary of a Participant of any benefit pre viously vested except to the extent necessary to permit the Plan to meet or continue to meet the applicable requirements of the Act or the Code or to assure the deductibility of the contributions hereto by the Company for federal income tax pur poses;

                  (c) Cause any prohibited discrimination in favor of any Participant who is an officer, share holder or highly compensated employee; or

                  (d) Increase the duties or responsibilities of the Trustee without the written consent of the Trustee.

10.2 - Termination of Trust.

          This Trust is irrevocable and the Sponsoring Company and each Adopting Company anticipate that the Plan and Trust shall continue indefinitely. However, neither the Sponsoring Company nor any Adopting Company has assumed or shall be deemed to have assumed any obligation to continue the Plan and Trust. Accordingly, the Sponsoring Company or any Adopting Company may, upon fifteen
(15) days written no tice to the Trustee, terminate the Plan, the Trust, or both as to its Employees. Further, the Sponsoring Company or any Adopting Company may reduce the benefits to be provided to Participants employed thereby under the Plan prospectively at any time. However, in the event of any partial or total complete termination of the Plan, the interest of each Participant shall immediately become one hundred percent (100%) vested and nonforfeitable to the extent then funded. There upon, the Trustee, after deducting or reserving the amounts necessary to defray all expenses of the Plan and Trust, in cluding the reasonable compensation of the Trustee and any anticipated costs of liquidating or distributing the assets hereof, shall distribute any remaining balance of the Trust Fund in accordance with the written instructions of the ap propriate Committee, which instructions shall conform to the requirements of the Plan.

                                   ARTICLE XI

                                 EMPLOYEE RIGHTS


11.1 - General Rights of Participants and Beneficiaries.

           The Plan is established and the Trust Fund is held for the exclusive purpose of providing benefits for Partici pants and their Beneficiaries. Such benefits may be payable upon retirement, death, disability or termination of employ ment with all Adopting Companies, subject to the specific provisions of the Plan.

           Every Participant and Beneficiary receiving benefits under the Plan is entitled to receive, on a regular basis, a current, comprehensible and detailed written account of his personal benefit status and of the relevant terms of the Plan which provides these benefits.

11.2 - Regular Reports and Disclosure Requirements.

           Every Participant covered under the Plan and every Beneficiary receiving benefits under the Plan shall receive a summary plan description, summary of the latest annual re port of the Plan, or such other information as may be re quired to be furnished by law, under any of the following circumstances:

                  (a) When the Plan is established, or any material modification or amendment is proposed or adopted;

                  (b) Within ninety (90) days after he becomes a Participant or begins to receive benefits under the Plan;

                  (c) Within two hundred and ten (210) days after the close of the Plan's Fiscal Year.

11.3 - Information Generally Available.

          The appropriate Committee shall make copies of the Plan description and the latest annual report and any bar gaining agreement, trust agreement, contract or other instruments under which the Plan was established or is operated available for examination by any Plan Participant or Beneficiary in the principal office of such Committee and such other locations as may be necessary to make such infor mation reasonably accessible to all interested parties, and subject to a reasonable charge to defray the cost of fur nishing such copies, the appropriate Committee shall, upon written request of any Participant or Beneficiary, furnish a copy of the latest updated summary plan description, and the latest annual report, any terminal report, any bargaining agreement, trust agreement, contracts, or other instruments under which this Plan is established or operated to the par ty making such request.

11.4 - Special Disclosures.

           Upon written request to the appropriate Committee once during any twelve (12) month period, a Participant or Beneficiary shall be furnished with a written statement, based on the latest available information, of the total benefits accrued, or the earliest date on which such bene fits will become non-forfeitable.

           Prior to the distribution of any benefits to which any Participant or Beneficiary may be entitled, he must be provided with a written explanation of the terms and condi tions of the various distribution options that are available and must in turn, file a written election with the appropri ate Committee.

           Upon termination of employment, an Employee who has been a Participant in the Plan is entitled to a written explanation of and accounting for any vested deferred bene fits which have accrued to his account and of any applicable options regarding the disposition of those benefits. Such information will also be provided to the Social Security Ad ministration by the Internal Revenue Service on the basis of information required to be reported by the Committee.

11.5 - Employee Right to Comment.

           Pursuant to rights granted by the Act and the Reg ulations issued pursuant to that authority, the Participants shall be advised with respect to, and given an opportunity to comment on, the application of the Plan for a ruling re garding:

                  (a) Initial qualification determination under the requirements of the Internal Revenue Code;

                  (b) Any material amendment to the Plan;

                  (c) Any partial or complete termination of the Plan.

11.6 - Filing a Claim for Benefits.

           A Participant or Beneficiary or the Adopting Company acting on his behalf, shall notify the appropriate Committee of a claim of benefits under the Plan. Such request may be in any form acceptable to such Committee and shall set forth the basis of such claim and shall authorize such Committee to conduct such examinations as may be necessary to determine the validity of the claim and to take such steps as may be necessary to facilitate the payment of any benefits to which the Participant or Beneficiary may be en titled under the terms of the Plan.

11.7 - Denial of Claim.

           Whenever a claim for benefits by any Participant or Beneficiary has been denied, a written notice, prepared in a manner calculated to be understood by the Participant, must be provided, setting forth the specific reasons for the denial and explaining the procedure for an appeal and review of the decision by the appropriate Committee.

11.8 - Remedies Available to Participants.

           A Participant or Beneficiary shall be entitled, either in his own name or in conjunction with any other in terested parties, to bring such actions in law or equity or to undertake such administrative actions or to seek such relief as may be necessary or appropriate to compel the dis closure of any required information, to enforce or protect his rights, to recover present benefits under the Plan.

11.9 - Protection From Reprisal.

           No Participant or Beneficiary may be discharged, fined, suspended, expelled, disciplined, or otherwise dis criminated against for exercising any right to which he is entitled or for cooperation with any inquiry or investiga tion under the provisions of this Plan or any governing law or Regulations.

           No person shall, directly or indirectly, through the use or threatened use of fraud, force or violence, restrain, coerce or intimidate any Participant or Beneficiary for the purpose of interfering with or preventing the exercise of or enforcement of any right, remedy or claim to which he is entitled under the terms of this Plan or any relevant law or Regulations.

11.10 - Mergers, Consolidations or Transfers.

            In the case of any merger or consolidation with, or transfer of assets or liability to, any other plan after the date of enactment of the Act, each Participant in the Plan will (if the Plan is then terminated) receive a benefit immediately after such merger, consolidation, or transfer which will be equal to or greater than the benefit he would have been entitled to receive immediately before such mer ger, consolidation, or transfer if the Plan then terminated.

                                   ARTICLE XII

                                  MISCELLANEOUS


12.1 - Contributions Not Recoverable.

           After an initial determination by the Commissioner of the Internal Revenue Service ("Commissioner") that the Trust is a "qualified" trust as defined in Section 401 of the Code as to any Adopting Company, no portion of the principal or income of the Trust shall be used for or diverted to any purpose other than the exclusive benefit of the Participants employed thereby in the Plan or their Beneficiaries. Not withstanding the foregoing, if the Commissioner determines that the Trust is not a "qualified" trust as defined in Sec tion 401 of the Code as to any Adopting Company, such Company may recover its contributions made hereto prior to such determination. Further, if an Adopting Company con tributes an amount in excess of that required by reason of a mistake of fact, the Trustee shall, upon written demand, distribute cash or property having value equal to amount thereof within one (1) year of the date made. However, the Trustee shall not distribute any cash or property represent ing earnings attributable to such excess contribution and shall reduce the amount otherwise so returned by the amount of any losses attributable thereto.

12.2 - Limitation on Participants' Rights.

           No person shall be deemed to have acquired any right to be retained in the employ of an Adopting Company or any interest in or claim against the Plan or Trust as the result of becoming a Participant except as otherwise provided here in. Each Adopting Company specifically reserves the right to discharge any Employee without liability to such Company or for any claim against the Plan or Trust, except to the extent otherwise provided in the Plan or Trust. Further, any and all benefits to be provided under the Plan shall be payable solely from assets of the Plan and no Adopting Company assumes any responsibility for any act or failure to act of the Trustee with respect to the assets of the Plan.

12.3 - Nonalienation.

           No benefit under the Plan, whether payable from this Trust or otherwise, may be anticipated, alienated, assigned, sold, pledged or encumbered in any manner except to secure a loan made by the Plan to a Participant or beneficiary thereof which is exempt from the tax imposed by Section 4975 of the Code by reason of the provisions of Section 4975(d) thereof nor shall any such benefit be subject to any claim of any creditor of any Participant or beneficiary thereof, whether by way of attachment, garnishment or other legal process; provided, however, that the foregoing shall not apply to the extent required to allow payment of benefits hereunder in accordance with any domestic relations order which is determined to be a "qualified domestic relations order" within the meaning of Section 414(p) of the Code, or entered before January 1, 1985.

12.4 - Governing Law.

           This Plan and Trust shall be governed by and the terms and provisions hereof construed under the applicable Federal law, but to the extent no Federal law is applicable, by or under the laws of the State of California. If any provision hereof is susceptible of more than one interpreta tion, such provision shall be interpreted in the manner which results in the Plan and Trust being deemed to be a qualified retirement plan and trust within the meaning of the Code and the Act. If any provision of this Agreement is void, invalid or unenforceable, the remaining provisions hereof shall continue to be of full force and effect.

12.5 - Rule Against Perpetuities.

           If the validity of the Trust depends upon compliance with the rule against perpetuities, the Trust shall terminate within twenty-one (21) years of the date of the death of the last to survive of the Participants in the Plan living on the date of the execution hereof.

12.6 - Fiduciary Liability.

           No provision of this Agreement shall be construed so as to relieve any Fiduciary of the Plan or Trust, including the Trustee hereof, of any liability except to the extent permissible by law.

12.7 - Headings Not Part of Agreement.

           The headings and subheadings in this Agreement have been inserted for the convenience of reference only and shall not be considered in the construction hereof.

12.8 - Instrument in Counterparts.

           This Agreement may be executed in several counter parts, each of which shall be deemed an original but shall constitute but one and the same instrument which may be suf ficiently evidenced by one such counterpart.

12.9 - Successors and Assigns.

           This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

12.10 - Gender.

            As used herein, the masculine, feminine and neuter and the singular and plural shall each be deemed to include the others.

            IN WITNESS WHEREOF, the Sponsoring Company and a duly authorized representative of each Affiliated Company which is adopting this Plan, have executed this Agreement.


                                            "SPONSORING COMPANY"

                                            PENHALL INTERNATIONAL, INC.,
                                            a California corporation

                                            By /s/ Roger C. Stull
                                              ----------------------------
                                               ROGER C. STULL, President


                                            "ADOPTING COMPANIES"

                                            PENHALL COMPANY, a California
                                            corporation

                                            By /s/ John T. Sawyer
                                              ----------------------------
                                                 John T. Sawyer, President
                                              -----------------


                                            PENHALL ENVIRONMENTAL
                                            SERVICES,
                                            a California corporation

                                            By /s/ illegible
                                              ----------------------------
                                                               , President
                                              -----------------


                                            PHOENIX CONCRETE CUTTING, INC.,
                                            an Arizona corporation

                                            By /s/ C. George Bush
                                              ----------------------------
                                                 C. George Bush, President
                                              -----------------


                                            "TRUSTEE"

                                            /s/ Roger C. Stull
                                            ------------------------------
                                            ROGER C. STULL

              PENHALL INTERNATIONAL, INC. AND AFFILIATED COMPANIES

                     EMPLOYEES' PROFIT-SHARING (401(k)) PLAN

                               AND TRUST AGREEMENT

              PENHALL INTERNATIONAL, INC. AND AFFILIATED COMPANIES

                     EMPLOYEES' PROFIT-SHARING (401(k)) PLAN

                               AND TRUST AGREEMENT


                                Table of Contents


Article                               Title                               Page
-------                               -----                               ----


ARTICLE I            PURPOSE OF PLAN AND TRUST; DEFINITIONS                  1

ARTICLE II           PARTICIPATION                                          17

ARTICLE III          COMPANY CONTRIBUTIONS                                  19

ARTICLE IV           PARTICIPANT'S SALARY REDUCTIONS                        21

ARTICLE V            MATCHING CONTRIBUTIONS                                 28

ARTICLE VI           BENEFITS                                               38

ARTICLE VII          THE COMMITTEE                                          47

ARTICLE VIII         THE TRUSTEE                                            51

ARTICLE IX           RESIGNATION AND REMOVAL OF TRUSTEE                     63

ARTICLE X            AMENDMENT; TERMINATION                                 64

ARTICLE XI           EMPLOYEE RIGHTS                                        66

ARTICLE XII          MISCELLANEOUS                                          70


                                AMENDMENT TO THE
                           PENHALL INTERNATIONAL, INC.
                            AND AFFILIATED COMPANIES
                 EMPLOYEES' PROFIT SHARING 401(k) PLAN AND TRUST


         Pursuant to Article X of the PENHALL INTERNATIONAL, INC. AND AFFILIATED COMPANIES EMPLOYEES' PROFIT SHARING 401(k) PLAN AND TRUST (the "Plan"), Penhall International, Inc. amends the Plan as follows effective January 1, 1995.

         1. Section 1.2(w) is deleted and the following inserted in its place:

                  "(w) "Entry Date" means each January 1, April 1, July 1 and October 1. Plan participation commences on the Entry Date following completion of the minimum age and service requirements."

         This Plan Amendment is executed this ___ day of ________________, 1995, at Anaheim, California.


                                       PENHALL INTERNATIONAL, INC.

                                       By:
                                           ---------------------------
                                           Robert C. Stull, President

                                AMENDMENT TO THE
                           PENHALL INTERNATIONAL, INC.
                            AND AFFILIATED COMPANIES
                     EMPLOYEES' PROFIT SHARING (401(k)) PLAN
                               AND TRUST AGREEMENT


         Pursuant to Section 10.1 of the PENHALL INTERNATIONAL, INC. AND AFFILIATED COMPANIES EMPLOYEES' PROFIT SHARING (401(k)) PLAN AND TRUST AGREEMENT (the "Plan"), PENHALL INTERNATIONAL, INC., a California corporation, the Sponsoring Company, hereby amends the Plan in the following particulars only effective on the date this Amendment is executed.

         1. The following is added as a new Section 4.9:

         "4.9 - Rollovers From Qualified Plans.

                  (a) With the consent of the Committee, the Trustee may receive and hold an Eligible Employee's or Participant's qualifying distribution from any other qualified retirement plan ("Rollover Contribution"). The Trustee may accept such Rollover Contribution directly from such other plan, from such Eligible Employee or Participant within sixty (60) days of the receipt thereof by the Eligible Employee or Participant, or from an individual retirement account provided such individual retirement account contains no assets other than those representing employer contributions, earnings thereon and earnings on employee contributions thereto. Any such Rollover Contributions shall be separately accounted for, nonforfeitable and distributed with and in addition to any other benefit to which the Participant effecting such contribution is entitled hereunder.

                  (b) Whenever a Participant elects to make Rollover Contributions to this Plan as provided herein, the Committee shall establish a separate Rollover Contribution Account to which such Participant's Rollover Contributions shall be allocated when received by the Trustee.

                  (c) A Participant may, upon thirty (30) days' written notice to the Committee, withdraw any portion of his Rollover Contributions Account; provided, however, that if such Participant is then married, the written consent to such withdrawal by his spouse shall be required as provided in Section 6.5(b). Any such written consent by a Participant's spouse shall be witnessed by a Notary Public unless it is established to the satisfaction of such Committee that such consent is not required as a result of a prior written consent or cannot be obtained because such Participant is not married, because his spouse cannot be located or because of such other circumstances as may be prescribed in any regulations promulgated under Section 417 of the Code."

         2. Section 6.3 is deleted and the following inserted in its place:

         "6.3 - Amount Distributable.

                   A Participant shall be entitled to receive the amount equal to the balances of his Company Contributions Account, Matching Contributions Account and Rollover Contributions Account, adjusted in accordance with the provisions of Section 5.3, and further adjusted, if required, in accordance with the provisions of Section 5.4 ("Distributable Amount")."

         3. The first clause of Section 6.4 is deleted and the following inserted in its place:

         "6.4 - Events Entitling Participant of Beneficiary to
          Distribution.

                Except as provided in Sections 6.9 and 4.9(c),"

         This Plan Amendment is executed and effective this 21st day of May, 1996.


                                       PENHALL INTERNATIONAL, INC.

                                       By: /s/ Roger C. Stull
                                          --------------------------------------
                                            Robert C. Stull, President

                                AMENDMENT TO THE
                           PENHALL INTERNATIONAL, INC.
                            AND AFFILIATED COMPANIES
                     EMPLOYEES' PROFIT SHARING (401(k)) PLAN
                               AND TRUST AGREEMENT


         Pursuant to Section 10.1 of the PENHALL INTERNATIONAL, INC. AND AFFILIATED COMPANIES EMPLOYEES' PROFIT SHARING (401(k)) PLAN AND TRUST AGREEMENT (the "Plan"), PENHALL INTERNATIONAL, INC., a California corporation, the Sponsoring Company, hereby amends the Plan in the following particulars only, effective as set forth below.

         1. Section 5.1(a) is deleted and the following inserted in its place:

         "5.1 - Allocation of Matching Contributions.

                  (a) Any contribution made by an Adopting Company for a Plan Year shall first be allocated to the Matching Contributions Accounts of those Participants (i) employed thereby who have been credited with a Year of Service for such Year and (ii) who made Salary Reduction Contributions for the Plan Year as follows:

                           (1) For Plan Years beginning after June 30, 1998, the
                  portion of such Adopting Company's contribution which equals the aggregate amount which, when allocated to the Matching Contributions Account of each Participant employed thereby on the basis of Fifty Cents ($0.50) for each One Dollar ($1.00) of such Participant's Sal ary Reduction Contribution for such Year up to but not exceeding One Thousand Dollars ($1,000.00) ($0.50 x $1,000.00 = $500.00 maximum), or such other amount as the Sponsoring Company may specify for such Plan Year, shall be allocated to each such Participant's Matching Contributions Account. All of such amounts shall be deemed to constitute Salary Reduction Contributions for all purposes hereof other than the provisions of Section 5.1(a)(5)

                           (2) Next, for Plan Years beginning after June 30,
                  1998, the portion of such Adopting Company's contribution which equals the aggregate amount which, when allocated to the Matching Contributions Account of each Participant employed thereby on the basis of Thirty Cents ($0.30) for each One Dollar ($1.00) of such Participant's Salary Reduction Contribution for such Year exceeding One Thousand Dollars ($1,000.00) up to but not to exceed Three Thousand Dollars ($3,000.00) ($0.30 x $2,000.00 = $600.00 maximum), or such other amount as the Sponsoring Company may specify for such Plan Year, shall be allocated to each such Participant's Matching Contributions Account. All of such amounts shall be deemed to constitute Salary Reduction Contributions for all purposes hereof other than the provisions of Section 5.1(a)(5).

                           (3) Next, for Plan Years beginning after June 30,
                  1998, the portion of Penhall Company's contribution which equals the aggregate amount which, when allocated to the Matching Contributions Account of each Participant employed by Penhall Company dba Highway Services (and only that division of the Sponsoring Company) on the basis of Thirty Cents ($0.30) for each One Dollar ($1.00) of such Participant's Salary Reduction Contribution for such Year exceeding Three Thousand Dollars ($3,000.00) up to but not to exceed Six Thousand Dollars ($6,000.00) ($0.30 x $3,000.00 = $900.00
                  maximum), or such other amount as the Sponsoring Company may specify for such Plan Year, shall be allocated to each such Participant's Matching Contributions Account. All of such amounts shall be deemed to constitute Salary Reduction Contributions for all purposes hereof other than the provisions of Section 5.1(a)(5).

                           (4) Next, for Plan Years beginning after June 30,
                  1998, if the High Average Actual Deferral Per centage for such Plan Year would exceed the higher of the two Percentage Limitations described in Section 4.5(b), the portion of such Adopting Company's contribution for such Year which equals the smallest aggregate amount which, when allocated to the Matching Contributions Accounts of those Participants employed thereby who are Non-Highly Compensated Employees in the same ratios which each such Participant's Salary Reduction Contribution for such Year bears to the aggregate of the Salary Reductions Contributions of all of such Participants and included as constituting Salary Reduction Contributions of such Participants in computing the Low Average
                  Actual Deferral Percentage, will result in the High Average Actual Deferral Percentage meeting one of such Percentage Limitations shall be allocated to the Matching Company Contributions Accounts of such Participants who are Non-Highly Compensated Employees. By so providing, each Adopting Company intends that any amount allocated to the Matching Contributions Account of a Participant who is a Non-Highly Compensated Employee pursuant to the provisions of this
                  Section 5.1(a)(4) constitute a qualified nonelective contribution. Accordingly, all of such amounts shall be deemed to constitute Salary Reduction Contributions for purposes hereof.

                           (5) Lastly, if the contribution made by an Adopting
                  Company for any Plan Year ending after June 30, 1998, exceeds the amount, if any, required to be allocated to the Matching Contributions Accounts of Participants pursuant to the provisions of Sections 5.1(a)(1), 5.1(a)(2) and 5.1(a)(3), plus the amount, if any, required to be allocated to the Matching Contributions accounts of Participants who are Non-Highly Compensated Employees pursuant to the provisions of
                  Section 5.1(a)(4), the balance of such Adopting Company's contributions for such Year shall be allocated to the Matching Contributions Accounts of all Participants employed thereby who have been credited with a Year of Service for such Year in the same ratios that each such Participant's Salary Reduction Contribution for the Year bears to the Salary Reduction Contributions of all Participants employed thereby for such Year; pro vided, however, that the Salary Reduction Contribution for such Year of each Participant who is a Non-Highly Compensated Employee shall be deemed to include the amount, if any, required to be allocated to the Matching Contribution Account of such Participant pursuant to the provisions of Section 5.1(a)(4). By so providing, each Adopting Company intends to comply with the provisions of
                  Section 401(m)(3) of the Code."

         2. Effective immediately, the following special provision shall apply:

         "Special Eligibility and Vesting Rules for Penhall Company dba Highway Services Employees.

                  Penhall Company is in the process of acquiring substantially all of the assets of a company known as Highway Services, Inc., which company will be operated by Penhall Company as one of its divisions, to be known as 'Penhall Company dba Highway Services.' Effective upon the closing of that acquisition:

                  (a) Any Employee hereafter employed by an Adopting Company will be credited with past service credit for eligibility and vesting purposes under this Plan with all service performed by that Employee for Highway Services, Inc. prior to the acquisition, applying the rules of this Plan as they related to crediting service;

                  (b) The term "Eligible Employee" includes Employees of Penhall Company dba Highway Services (and only that division of the Sponsoring Company) who are included in a unit of Employees covered by a collective bargaining agreement between employee representatives and Penhall Company; and

                  (c) The Plan will have a special one-time Entry Date solely for each Employee who was employed by Highway Services, Inc. immediately prior to the closing of the acquisition, and who commences employment with an Adopting Company during the period from the date of closing of the acquisition through June 30, 1998. That Entry Date is the Employee's Date of Employment (without taking into account paragraph (a) above)."


         This Plan Amendment is executed this 27th day of April, 1998.


                                       PENHALL INTERNATIONAL, INC.

                                       By: /s/ Roger C. Stull
                                           -------------------------------------
                                            Robert C. Stull, President

                AMENDMENT TO THE PENNHALL INTERNATIONAL, INC. AND
                 AFFILIATED COMPANIES EMPLOYEES' PROFIT-SHARING
                         (401k) PLAN AND TRUST AGREEMENT
                                  (THE "PLAN")


         Pursuant to Section 10.1 of the Plan, Pennhall International, Inc., as Sponsoring Company under the Plan, hereby amends the Plan in the following particulars only:

         1. The following paragraph is added to Section 6.4.

                  "Notwithstanding Sections 6.4, 6.5, 6.6, and 6.7 herein, benefits may be distributed to the "alternate payee" under a "qualified domestic relations order" (as those terms are defined in Section 414(p) of the Code) as required by such order, regardless of the age or employment status of the Participant, provided that: (a) the form and commencement of distribution is authorized under Sections 6.6 and 6.7, assuming the alternate payee to be an unmarried Participant who has terminated employment on the date of entry of the order; and (b) subsequent distributions to persons other than the alternate payee, with respect to the same Participant, shall be reduced if necessary to prevent duplicate distributions with respect to the same benefit amount."


         IN WITNESS WHEREOF, the Sponsoring Company has executed this Plan Amendment effective March 1, 1992.


                                         "SPONSORING COMPANY"

                                         PENNHALL INTERNATIONAL, INC., a
                                         California corporation

                                         By
                                            ------------------------------------
                                              Roger C. Stull, President

                                AMENDMENT TO THE
                           PENHALL INTERNATIONAL, INC.
                            AND AFFILIATED COMPANIES
                 EMPLOYEES' PROFIT SHARING 401(k) PLAN AND TRUST


         Pursuant to Article X of the PENHALL INTERNATIONAL, INC. AND AFFILIATED COMPANIES EMPLOYEES' PROFIT SHARING 401(k) PLAN AND TRUST (the "Plan"), Penhall International, Inc. amends the Plan (as recently amended and restated) as follows effective July 1, 1989.

         1. The following is added to Section 4.5(c):

                  "Salary Reduction Contributions must relate to Compensation that either would have been received by the Employee in the Plan Year (but for the Salary Reduction Election) or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2-1/2 months after the close of the Plan Year (but for the Salary Reduction Election) in order to be considered in calculating the Actual Deferral Percentage."

         2. The following is added as Section 1.2(ggg):

                  "(ggg) 'Limitation Year' means the Plan Year."

         3. The following sentence is added to Section 3.2:

                  "The Plan shall accept no transfer contributions."

         4. The reference to Plan Section 5.1(a)(3) in Section 5.1(a)(4) is changed to read "5.1(a)(4)." The two references to Plan Section 5.1(a)(3) in
Section 5.1(a)(5) are changed to read "5.1(a)(4)." There is no Plan Section 5.1(a)(3).

         5. Section 4.7(f) is deleted and the following inserted in its place:

                  "(f) Salary Reduction Contributions will be taken into account in computing Actual Deferral Percentages for a Plan Year only if allocated to the Participant's Account as of a date within such Plan Year. For this purpose, Salary Reduction Contributions are considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the Salary Reduction Contribution is actually paid to the Trust no later than 12 months after the Plan Year to which such Contribution relates."

         6. The parenthetical at the end of Section 4.6(a)(2) is deleted and the following inserted in its place:

                  "(determined in accordance with Section 4.6(d) below)."

         7. The following is added as Section 4.6(d):

                  "(d) The amount of excess contributions for a Highly Compensated Employee is determined as follows:

                           (1) First, the Actual Deferral Percentage of the Highly Compensated Employee with the highest Actual Deferral Percentage is reduced to the extent necessary to satisfy the Actual Deferral Percentage test or cause such Percentage to equal the Actual Deferral Percentage of the Highly Compensated Employee with the next highest Percentage.

                           (2) Second, this process is repeated until the Actual Deferral Percentage test is satisfied.

                  The amount of excess contributions for a Highly Compensated Employee is then equal to the total Salary Reduction Contributions and Matching Contributions taken into account for the Actual Deferral Percentage test less the product of such Employee's reduced Actual Deferral Percentage as determined above and the Employee's Compensation. Notwithstanding the foregoing, the amount of excess contributions to be distributed shall be reduced by Excess Deferrals previously distributed for the taxable year ending in the same Plan Year, and Excess Deferrals to be distributed for a taxable year will be reduced by excess contributions previously distributed for the Plan Year beginning in such taxable year."


         This Plan Amendment is executed this 25th day of March, 1994, at Anaheim, California.


                                       PENHALL INTERNATIONAL, INC.

                                       By: /s/ Roger C. Stull
                                          ---------------------------
                                           Robert C. Stull, President

                                 PLAN AMENDMENT

         The employer named below ("Employer") is the sponsor of the tax-qualified retirement plan named below (the "Plan"). Employer hereby amends the Plan by adding the following provisions effective as provided below.

         1. The following is added effective January 1, 1994:

         "OBRA '93 Annual Compensation Limit

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the "OBRA '93 Annual Compensation Limit." The "OBRA '93 Annual Compensation Limit" is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (the "determination period") beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 Annual Compensation Limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA '93 Annual Compensation Limit set forth in this provision.

         If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 Annual Compensation Limit in effect for the prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 Annual Compensation Limit is $150,000."

         2. The following is added effective January 1, 1993:

         "Waiver of 30-Day Hold on Distributions

         If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Regulation Section 1.411(a)-11(c) is given, provided that:

                  (1) The Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution; and

                  (2) The Participant, after receiving such notice, affirmatively elects a distribution."



Employer: Penhall International, Inc.
         ----------------------------


Plan: Penhall International, Inc. and
     Affiliated Companies Employees'
     Profit Sharing Plan (401(k)) Plan
     --------------------------------


Date:   April 5, 1993                    By:    /s/ Charles D. Steichen
     -------------                              ------------------------------

                                         Title:    Vice President
                                                   ---------------------------

                                 DIRECT ROLLOVER
                                 PLAN AMENDMENT

         The employer named below ("Employer") is the sponsor of the tax-qualified retirement plan named below (the "Plan). Employer hereby amends the Plan effective January 1, 1993, by adding the following provisions to comply with Code Section 401(a)(31).

                                "DIRECT ROLLOVERS

         Section A. These provisions apply to Plan distributions made on or after January 1, 1993. Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under these provisions, a "Distributee" may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an "Eligible Rollover Distribution" paid directly to an "Eligible Retirement Plan" specified by the Distributee in a "Direct Rollover."

         Section B. "Eligible Rollover Distribution": An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         Section C. Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         Section D. Distributee: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

         Section E. Direct Rollover: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee."


Employer:
         --------------------------


Plan:
     ------------------------------


Date:             , 1993                  By:
     -------------                           --------------------------------

                                          Title:
                                                -----------------------------

                             INTERIM PLAN AMENDMENT

         The undersigned "Sponsoring Employer" of the "Employee Pension Benefit Plan" set forth below (the "Plan") hereby amends the Plan effective for Plan Years commencing on or after January 1, 1997 as follows:

         1. WHEREAS: HR 3448, the Small Business Protection Act of 1996 (the '96 Act"), provides in general in Section 1404(b) that, except for five percent owners, plan participants must begin to receive minimum required distributions under Section 401(a)(9)(C) of the Internal Revenue Code of 1986 (the "Code") by April 1 of the calendar year following the year in which the participant reaches age 70-1/2 or, if later, the year in which the participant retires. The Sponsoring Employer wishes to give Plan participants who (a) are not five percent owners, (b) are currently employed by the Sponsoring Employer and (c) are currently receiving minimum required distributions, the election to stop receiving those distributions until otherwise required by law.

         THE PLAN IS AMENDED AS FOLLOWS: "Notwithstanding anything in the Plan to the contrary: (a) Participants who are not five percent owners (as defined in Code Section 416) are not required to receive minimum required distributions until April 1 of the calendar year following the later of (i) the calendar year in which the participant attains age 70-1/2 or (ii) the calendar year in which the employee retires. (b) Participants who (i) are not five percent owners (as defined in Code Section 416), (ii) are currently employed by the Sponsoring Employer and (iii) are currently receiving minimum required distributions, shall have the right to elect to stop receiving those distributions until otherwise required by law."

         2. WHEREAS: Section 1431 of the '96 Act changes the definition of "highly compensated employee." New Code Section 414(q)(1)(B)(2) allows the employer to elect to limit the group of highly compensated employees (other than five percent owners) to those in the top-paid group of employees for the preceding year. The Sponsoring Employer wishes to make that election.

         THE PLAN IS AMENDED AS FOLLOWS: "Beginning with the Plan Year commencing on or after January 1, 1997, the Sponsoring Employer makes the election set forth in Code Section 414(q)(1)(B)(2), electing to limit the group of highly compensated employees (other than five percent owners) to those in the top-paid group of employees for the preceding year."


         This Interim Plan Amendment is executed this 10th day of February, 1997.

Sponsoring Employer: /s/ Roger C. Stull
                    ---------------------------------------------------------


Name of Employee Pension Benefit Plan:   Penhall International, Inc. and
                                         Affiliated Companies Employees' Profit
                                         Sharing (401(k)) Plan and Trust
                                         Agreement
                                      ----------------------------------------